UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CAMPING WORLD HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Camping World Holdings, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

May 21, 2026

12:00 p.m. (Central Time)

CAMPING WORLD HOLDINGS, INC.

2 MARRIOTT DRIVE, LINCOLNSHIRE, ILLINOIS 60069

April 9, 2026

To Our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Camping World Holdings, Inc. (the “Company”) to be held on Thursday, May 21, 2026 at 12:00 p.m., Central Time. Our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CWH2026. Utilizing the latest technology and a virtual meeting format will allow stockholders to participate from any location.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Matthew D. Wagner
Chief Executive Officer and President

Notice of Annual Meeting of Stockholders
To be Held on Thursday, May 21, 2026

CAMPING WORLD HOLDINGS, INC.
2 MARRIOTT DRIVE, LINCOLNSHIRE, ILLINOIS 60069

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Camping World Holdings, Inc., a Delaware corporation (the “Company”), will be held at 12:00 p.m., Central Time, on Thursday, May 21, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CWH2026. The Annual Meeting is called for the following purposes:

Proposals
1

To elect Mary J. George, K. Dillon Schickli, and Matthew D. Wagner as Class I Directors to serve until the 2029 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and
4	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our outstanding shares of capital stock, composed of Class A common stock, Class B common stock and Class C common stock, at the close of business on March 27, 2026, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be made available for examination by any stockholder during the ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to InvestorRelations@CampingWorld.com, stating the purpose of the request and providing proof of ownership of Company stock. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Lindsey J. Christen
Chief Administrative & Legal Officer and Secretary

Lincolnshire, Illinois
April 9, 2026

i

PROXY STATEMENT

CAMPING WORLD HOLDINGS, INC.

2 MARRIOTT DRIVE, LINCOLNSHIRE, ILLINOIS 60069

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Camping World Holdings, Inc. of proxies to be voted at our 2026 Annual Meeting of Stockholders to be held on Thursday, May 21, 2026 (the “Annual Meeting”), at 12:00 p.m., Central Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CWH2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of outstanding shares of capital stock, composed of Class A common stock, Class B common stock and Class C common stock (collectively, “Common Stock”), at the close of business on March 27, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. Each share of our Class A common stock and Class B common stock entitles its holders to one vote per share on all matters presented to our stockholders generally, except that the shares of Class B common stock held by ML Acquisition Company, which is indirectly owned by the Company’s former Chairman and Chief Executive Officer, Marcus A. Lemonis, and the estate of the Company’s former director, Stephen Adams (“ML Acquisition,” and together with its permitted transferees, “ML Related Parties”), are entitled to the number of votes necessary such that the shares, in the aggregate, cast 47% of the total votes eligible to be cast by all holders of our Common Stock voting together as a single class on all matters presented to a vote of our stockholders at the Annual Meeting. Additionally, the one share of outstanding Class C common stock entitles its holder, ML RV Group, LLC, which is wholly-owned by Mr. Lemonis (“ML RV Group”), to the number of votes necessary such that the holder casts 5% of the total votes eligible to be cast by all holders of our Common Stock, voting together as a single class on all matters presented to a vote of our stockholders at the Annual Meeting. At the close of business on the Record Date, there were 63,519,784 shares of Class A common stock, 39,466,964 shares of Class B common stock and one share of Class C common stock issued and outstanding and entitled to vote at the Annual Meeting, representing 43.3%, 51.7%, and 5.0% combined voting power of our Common Stock, respectively.

This proxy statement and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) will be released on or about April 9, 2026 to our stockholders on the Record Date.

In this proxy statement, “we,” “us,” “our,” the “Company” and “Camping World” refer to Camping World Holdings, Inc., and, unless otherwise stated, all of its subsidiaries, including CWGS Enterprises, LLC, which we refer to as “CWGS, LLC” and, unless otherwise stated, all of its subsidiaries.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, MAY 21, 2026

This Proxy Statement and our 2025 Annual Report to Stockholders are available at http://www.proxyvote.com/

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

Proposals
1

To elect Mary J. George, K. Dillon Schickli, and Matthew D. Wagner as Class I Directors to serve until the 2029 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and
4	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:

Proposals
1	FOR the election of Mary J. George, K. Dillon Schickli, and Matthew D. Wagner as Class I Directors;
2	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3	FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because Camping World’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Camping World is making this proxy statement and its 2025 Annual Report available to its stockholders electronically via the Internet. On or about April 9, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at the shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials for the Annual Meeting or in the future, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is March 27, 2026. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet. Each share of our Class A common stock and Class B common stock entitles its holders to one vote per share on all matters presented to our stockholders generally, except that the shares of Class B common stock held by ML Acquisition are entitled to the number of votes necessary such that the shares, in the aggregate, cast 47% of the total votes eligible to be cast by all holders of our Common Stock voting together as a single class on all matters presented to a vote of our stockholders at the Annual Meeting. Additionally, the one share of outstanding Class C common stock entitles its holder, ML RV Group, LLC, to the number of votes necessary such that the holder casts 5% of the total votes eligible to be cast by all holders of our Common Stock, voting together as a single class on all matters presented to a vote of our stockholders at the Annual Meeting. At the close of business on the Record Date, there were 63,519,784 shares of Class A common stock, 39,466,964 shares of Class B common stock and one share of Class C common stock issued and outstanding and entitled to vote at the Annual Meeting, representing 43.3%, 51.7%, and 5.0% combined voting power of our Common Stock, respectively.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, our proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If you haven’t received a 16-digit control number, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically or by proxy, of the holders of a majority in voting power of Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

WHO CAN ATTEND THE 2026 ANNUAL MEETING OF STOCKHOLDERS?

You may attend the Annual Meeting only if you are a Camping World stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting and submit your questions by visiting the following website: www.virtualshareholdermeeting.com/CWH2026. You will also be able to vote your shares electronically at the Annual Meeting.

To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares through a bank or broker, instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, or ask questions.

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS

The meeting webcast will begin promptly at 12:00 p.m., Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m., Central Time, and you should allow ample time for check-in procedures.

WHY A VIRTUAL MEETING?

We are excited to embrace the latest technology to enable our stockholders to participate from any location around the world.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

We expect to have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website and information for assistance will be located on the Annual Meeting login page.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote thereon, present electronically or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that stockholders vote by proxy even if they plan to participate in the Annual Meeting and vote electronically during the meeting. If you are a stockholder of record, there are three ways to vote by proxy:

●	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
●	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or
●	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 20, 2026. Stockholders may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/CWH2026 and entering the 16-digit control number included on your Internet Notice, proxy card or the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 12:00 p.m., Central Time, on May 21, 2026.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/CWH2026 and enter the 16-digit control number included in the voting instruction

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS

card provided to you by your bank or brokerage firm. If you hold your shares in street name and you do not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

●	by submitting a duly executed proxy bearing a later date;
●	by granting a subsequent proxy through the Internet or telephone;
●	by giving written notice of revocation to the Secretary of Camping World prior to the Annual Meeting; or
●	by voting electronically at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote electronically during the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote electronically during the Annual Meeting.

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company that are present electronically or by proxy and entitled to vote on the proposal.	Abstentions will have the same effect as votes against the proposal. We do not expect any broker non-votes on this proposal.
Proposal 3: Advisory Vote on the Compensation of Camping World’s Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company that are present electronically or by proxy and entitled to vote on the proposal.	Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the two other proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have the same effect as a vote against the ratification of the appointment of Deloitte & Touche LLP and the advisory vote on the compensation of our named executive officers.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the advisory vote on the compensation of our named executive officers. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters, for 15 minutes after the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the 2026 Annual Meeting of Stockholders?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Annual Meeting;
●	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS

●	related to any pending, threatened or ongoing litigation;
●	related to personal grievances;
●	derogatory references to individuals or that are otherwise in bad taste;
●	substantially repetitious of questions already made by another stockholder;
●	in excess of the two question limit;
●	in furtherance of the stockholder’s personal or business interests; or
●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the 2026 Annual Meeting of Stockholders?”.

PROPOSALS TO BE VOTED ON

PROPOSAL 1: Election of Directors

At the Annual Meeting, three (3) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2029 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

We currently have eight (8) directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term currently expires at the 2026 Annual Meeting of Stockholders and whose subsequent term will expire at the 2029 Annual Meeting of Stockholders; Class II, whose term will expire at the 2027 Annual Meeting of Stockholders; and Class III whose term will expire at the 2028 Annual Meeting of Stockholders. The current Class I Directors are Mary J. George, K. Dillon Schickli and Matthew D. Wagner; the current Class II Directors are Andris A. Baltins, Kathleen S. Lane and Brent Moody; and the current Class III Directors are Brian P. Cassidy and Michael W. Malone. Under the Voting Agreement (as defined under “Corporate Governance—Voting Agreement”), ML Acquisition has been deemed to have designated Messrs. Baltins and Schickli for the applicable elections to our Board. Also under the Voting Agreement, Crestview Advisors L.L.C. (“Crestview”) has been deemed to have designated Mr. Cassidy for election to our Board. As a result of the Voting Agreement and the aggregate voting power of the parties to the agreement, we expect that the parties to the agreement acting in conjunction will control the election of directors at Camping World. For more information, see “Corporate Governance—Voting Agreement”.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as Class I Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class I Director nominees.

PROPOSAL 1: Election of Directors

NOMINEES FOR CLASS I DIRECTORS (CURRENT TERMS TO EXPIRE AT THE 2026 ANNUAL MEETING)

The nominees for election to the Board as Class I Directors are as follows:

Name	Age	Served as a Director Since	Positions with Camping World
Mary J. George	75	2017	Director
K. Dillon Schickli	72	2016	Director
Matthew D. Wagner	40	2026	Chief Executive Officer, President and Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

MARY J. GEORGE	Age 75

Mary J. George has served on the Board of Directors of Camping World Holdings, Inc. since January 2017. Since January 2022, Ms. George has also served on the board of ASP Conair Holdings LP, owner of Conair Corporation, a private U.S.- based company that sells small appliances, personal care, and health and beauty products. She has also served on the board of Hyduro, Inc., a private company and developer of a mobile connected smart water bottle cap, designed to optimize personal hydration by providing timely feedback, since March 2022. Ms. George also served as executive chairman of Ju-Ju-Be, a private company and retailer of premium diaper bags and other baby products from January 2018 to September 2022. Ms. George has been a founding partner of Morningstar Capital Investments, LLC, an investment firm, since 2001. Ms. George served as chief executive officer and a director at Easton Hockey Holdings Inc., a private manufacturer of ice hockey equipment, from August 2014 to December 2016. From 2002 to 2015, Ms. George held various positions, including co-chairman (2002 to 2009) and vice chairman (2009 to 2015), at Bell Automotive Products, Inc., a private manufacturer of automotive accessories. From 1994 to 2004, Ms. George held various positions, including chief operating officer (1995 to 1998), chief executive officer (1998 to 2000), and chairman (2000 to 2004), at Bell Sports Inc., a formerly public helmet manufacturer. Ms. George previously served as a director of various public and private companies, including Image Entertainment, Inc., a formerly public independent distributor of home entertainment programming, from 2010 to 2012, Oakley, Inc., a public sports equipment and lifestyle accessories manufacturer, from 2004 to 2007, BRG Sports Inc. since 2013, 3 Day Blinds Inc. from 2007 to 2015, and Oreck Corporation from 2008 to 2012. Ms. George’s experience in sales, marketing and general management in the consumer products industry, as well as success in the development of internationally renowned branded products, provides our Board of Directors with greater insight in the areas of product branding and strategic growth in the consumer products industry, and make her well-qualified to serve on our Board of Directors.

K. DILLON SCHICKLI	Age 72

K. Dillon Schickli has served on the Board of Directors of Camping World Holdings, Inc. since March 2016 and on the Board of Directors of CWGS, LLC since August 2011. Mr. Schickli previously served on the Board of Directors of CWGS, LLC from 1990 until 1995 and was chief operating officer of Affinity Group, Inc., the predecessor of Good Sam Enterprises, LLC, from 1993 until 1995. Previously, Mr. Schickli was a co-investor with Crestview in DS Waters Group, Inc. (“DS Waters”) and served as vice chairman of its board of directors until it was sold to Cott Corporation in December 2014. Prior to that time, Mr. Schickli was the chief executive officer of DS Waters from June 2010 until February 2013 and subsequently led the buyout of the business by Crestview. Mr. Schickli also previously led the buyout of DS Waters from Danone Group & Suntory Ltd. in November 2005 and was also a co investor in DS Waters with Kelso & Company. Mr. Schickli served as co-chief executive officer and chief financial officer of DS Waters from November 2005 until June 2010, when he became the sole chief executive officer. Mr. Schickli started his business career in the capital planning and acquisitions group of the Pepsi Cola Company after he received his M.B.A. from the University of Chicago. Mr. Schickli received a B.A. from Carleton College in 1975. Mr. Schickli’s long association with, and knowledge of, the Company, extensive experience serving as a director of other businesses, operating experience as a chief executive officer and chief financial officer and his experience as a private equity investor with respect to acquisitions, debt financings, equity and financings make him well qualified to serve on our Board of Directors.

PROPOSAL 1: Election of Directors

Matthew D. Wagner	Age 40

Matthew D. Wagner has served as Camping World Holdings, Inc.’s Chief Executive Officer, President, and as a member of the Board of Directors since January 1, 2026. Mr. Wagner previously served as President from July 2024 to December 2025 and as Chief Operating Officer from January 2023 to June 2024. Prior to these roles, he served as Executive Vice President from August 2019 to December 2022 and Senior Vice President, Sales, Marketing, and Corporate Development from December 2018 to August 2019. Mr. Wagner originally joined the Company in 2007 as an intern and held various leadership positions within the organization and its subsidiaries, including Vice President of Inventory Operations for FreedomRoads, LLC from May 2016 to December 2018. He received a B.S. degree in Finance and Operations and Supply Chain Management from Marquette University. Mr. Wagner’s extensive industry experience and leadership as our Chief Executive Officer and President make him well qualified to serve on our Board of Directors.

We believe that all of our current Board members and nominees for Class I directors possess the professional and personal qualifications necessary for Board service, and have highlighted particularly noteworthy attributes for each Board member and nominee in the individual biographies above.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2027 ANNUAL MEETING)

The current members of the Board who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Positions with Camping World
Andris A. Baltins	80	2016	Director
Kathleen S. Lane	68	2024	Director
Brent Moody	64	2018	Chairman of the Board

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

ANDRIS A. BALTINS	Age 80

Andris A. Baltins has served on the Board of Directors of Camping World Holdings, Inc. since March 2016, on the Board of Directors of CWGS, LLC since February 2011 and on the Board of Directors of Good Sam Enterprises, LLC since February 2006. He has been a member of the law firm of Kaplan, Strangis and Kaplan, P.A. since 1979. Mr. Baltins serves as a director of various private and nonprofit corporations. Mr. Baltins previously served as a director of Polaris Industries, Inc. from 1995 until 2011. Mr. Baltins received a J.D. from the University of Minnesota Law School and a B.A. from Yale University. Mr. Baltins’ over 40-year legal career as an advisor to numerous public and private companies and his experience in the areas of complex business transactions, mergers and acquisitions and corporate law make him well qualified to serve on our Board of Directors.

PROPOSAL 1: Election of Directors

KATHLEEN S. LANE	Age 68

Kathleen S. Lane has served on the Board of Directors of Camping World Holdings, Inc. since March 2024. Ms. Lane served as the Chief Information Officer at TJX Companies, a multinational off-price department store corporation, from 2008 to 2013. She also served as Chief Information Officer at National Grid, a multi-national electricity and gas provider for commercial and residential applications from 2006 to 2008. She has also had a breadth of experience within the consumer products industry, having started her career at The Proctor & Gamble Company. Ms. Lane then served as Chief Information Officer at GE Oil & Gas in Florence, Italy from 2000 to 2002, as Chief Information Officer at Gillette and as director, technology services of Pepsi Cola International. She has served on the Board of Directors of Hanover Insurance Group, Inc., an insurance company, since September 2018. Ms. Lane previously served as a director of Bob Evans Farms, Inc., a publicly traded operator of over 500 restaurants and a producer and distributer of food products, from 2014 to 2018, Armstrong Flooring, Inc., a formerly publicly traded leading global producer of flooring products, from 2016 to 2023, and EarthLink Holdings, LLC, a managed network, security and cloud services provider, from 2013 to 2017. Ms. Lane has served as a trustee and on the finance committee of Hebrew SeniorLife, a nonprofit organization, since 2022. Ms. Lane’s experience in retail industries and as a Chief Information Officer provides our Board of Directors with valuable expertise in key focus areas and makes Ms. Lane well qualified to serve on our Board of Directors.

BRENT MOODY	Age 64

Brent Moody has served as Camping World Holdings, Inc.’s Chairman of the Board of Directors since January 1, 2026 and as a member of the Board of Directors of Camping World Holdings, Inc. since May 2018. Mr. Moody previously served as a Senior Advisor to Camping World Holdings, Inc. from July 1, 2024 through December 31, 2024, as President of Camping World Holdings, Inc. and President of CWGS Enterprises, LLC from September 2018 to June 30, 2024, as Camping World Holdings, Inc.’s Chief Operating and Legal Officer from March 2016 to September 2018, as the Chief Operating and Legal Officer of CWGS, LLC and its subsidiaries since January 2016, as the Executive Vice President and Chief Administrative and Legal Officer of CWGS, LLC from February 2011 to December 31, 2015, as the Executive Vice President and Chief Administrative and Legal Officer of Good Sam Enterprises, LLC from January 2011 to December 2015, as the Executive Vice President and Chief Administrative and Legal Officer of FreedomRoads, LLC and Camping World, Inc. from 2010 until December 2015, as Executive Vice President/General Counsel and Business Development of Camping World, Inc. and FreedomRoads, LLC from 2006 to 2010, as Senior Vice President/General Counsel and Business Development of Camping World, Inc. and Good Sam Enterprises, LLC from 2004 to 2006 and as Vice President and General Counsel of Camping World, Inc. from 2002 to 2004. From 1998 to 2002, Mr. Moody was a shareholder of the law firm of Greenberg Traurig, P.A. From 1996 to 1998, Mr. Moody served as vice president and assistant general counsel for Blockbuster, Inc. In addition, Mr. Moody currently serves on the Board of Directors for Court Appointed Special Advocates (CASA) Lake County, a non-profit entity, and the Board of Governors for Shepard Broad Law School, Nova Southeastern University. Mr. Moody received a J.D. from Nova Southeastern University, Shepard Broad Law Center and a B.S. from Western Kentucky University. Mr. Moody’s extensive legal experience, his experience in various areas of complex business transactions and mergers and acquisitions, and his extensive knowledge of the Company’s operations make him well qualified to serve on our Board of Directors.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2028 ANNUAL MEETING)

The current members of the Board who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Positions with Camping World
Brian P. Cassidy	52	2016	Director
Michael W. Malone	67	2019	Director

PROPOSAL 1: Election of Directors

The principal occupations and business experience, for at least the past five years, of each Class III Director nominee are as follows:

BRIAN P. CASSIDY	Age 52

Brian P. Cassidy has served on the Board of Directors of Camping World Holdings, Inc. since March 2016 and on the Board of Directors of CWGS, LLC since March 2011. Mr. Cassidy is the president and a partner at Crestview, which he joined in 2004, and currently serves as head of Crestview’s media and communications strategy. Mr. Cassidy currently serves as a director of Pursuit Attractions and Hospitality Inc., since August 2020, and has served as a director of various private companies, including Saber Interactive since September 2024, Journey Beyond since July 2024, FC3 since November 2020, Digicomm since August 2020, Hornblower Holdings since April 2018, Congruex LLC since November 2017, and WideOpenWest, Inc. since December 2015. Mr. Cassidy previously served as a director of Cumulus Media, Inc., a public company, from May 2014 until March 2017, served as a director of various private companies, including Industrial Media from October 2016 to February 2022, ICM Partners from December 2019 to June 2022, NEP Group, Inc. from December 2012 to October 2018, Interoute Communications Holdings from April 2015 until May 2018, OneLink Communications from May 2007 until November 2012 and ValueOptions, Inc. from December 2007 until December 2014, and served as chairman of TenCate Grass from September 2021 to February 2024. He was also involved with Crestview’s investments in Charter Communications, Inc. and Insight Communications, Inc. Prior to joining Crestview, Mr. Cassidy worked in private equity at Boston Ventures, where he invested in companies in the media and communications, entertainment and business services industries. Previously, he worked as the acting chief financial officer of one of Boston Ventures’ portfolio companies. Prior to that time, Mr. Cassidy was an investment banking analyst at Alex. Brown & Sons, where he completed a range of financing and mergers and acquisitions assignments for companies in the consumer and business services sectors. Mr. Cassidy received an M.B.A. from the Stanford Graduate School of Business and an A.B. in Physics from Harvard College. Mr. Cassidy’s private equity investment and company oversight experience and background with respect to acquisitions, debt financings and equity financings make him well qualified to serve on our Board of Directors.

MICHAEL W. MALONE	Age 67

Michael W. Malone has served on the Board of Directors of Camping World Holdings, Inc. since May 2019. Mr. Malone was Vice President, Finance and Chief Financial Officer of Polaris Industries Inc. ("Polaris"), a manufacturer of power sports vehicles, from January 1997 to July 2015 and retired from Polaris in March 2016. From January 1997 to January 2010, Mr. Malone also served as Corporate Secretary. Mr. Malone was Vice President and Treasurer of Polaris from December 1994 to January 1997 and was Chief Financial Officer and Treasurer of a predecessor company of Polaris from January 1993 to December 1994. Mr. Malone joined Polaris in 1984 after four years with Arthur Andersen LLP. Mr. Malone has served on the board of Don Stevens, LLC, a private company, since May 2021. Previously, Mr. Malone served on the board and on the Audit (chair), Finance and Nominating and Governance Committees of Armstrong Flooring, Inc., a formerly publicly traded leading global producer of flooring products, from 2016 to 2023. Mr. Malone also served on the board of Stevens Equipment Supply LLC, a private company, from 2011 to 2020, as well as the boards of various nonprofit organizations. Mr. Malone received a B.A. in accounting and business administration from St. John's University (Collegeville, Minnesota). Mr. Malone's experiences as the former Chief Financial Officer of a public company, his public company board experience, and his in-depth knowledge of the outdoor lifestyle industry make him well qualified to serve on our Board of Directors.

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Deloitte & Touche LLP has served as our independent registered public accounting firm since 2018. Neither Deloitte & Touche LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services.

A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of Camping World.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company that are present electronically or by proxy and entitled to vote thereon. Abstentions will have the same effect as votes against the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed Camping World’s audited financial statements for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and Camping World’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, Camping World’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

Camping World’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the rules of the PCAOB describing all relationships between the independent registered public accounting firm and Camping World, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Camping World.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in Camping World’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Michael W. Malone (Chair)
Kathleen S. Lane
K. Dillon Schickli

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Set forth below are the fees paid to our independent registered public accounting firm, Deloitte & Touche LLP, for the fiscal years ended December 31, 2025 and 2024 (in thousands):

Fee Category	Fiscal 2025	Fiscal 2024
Audit Fees	$6,425	$6,949
Audit-Related Fees	$—	$—
Tax Fees	$—	$276
All Other Fees	$6	$6
Total Fees	$6,431	$7,231

AUDIT FEES

Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements, including our public offering of Class A common stock in November 2024.

AUDIT-RELATED FEES

There were no audit-related fees incurred in 2025 or 2024.

TAX FEES

Tax fees consist of fees for a variety of permissible services relating to domestic and partnership tax compliance, tax planning, and tax advice.

ALL OTHER FEES

In 2025 and 2024, other fees related to access to an accounting research tool.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Our Audit Committee’s charter provides that the Audit Committee, or the chair of the Audit Committee, must pre-approve any audit or non-audit service provided to us by our independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if the service falls within available exceptions under SEC rules. Without limiting the foregoing, the Audit Committee may delegate authority to one or more independent members of the Audit Committee to grant pre-approvals of audit and permitted non-audit services, and any such pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. All services provided by our independent registered public accounting firm in 2024 and 2025 were approved in accordance with such pre-approval policies and consistent with SEC rules.

PROPOSAL 3: Advisory Vote on the Compensation of our Named Executive Officers

This Proposal 3 gives our stockholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers.

As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Please read “Compensation Discussion and Analysis” beginning on page 27 of this proxy statement for additional details about our executive compensation programs. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices for named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory (non-binding) basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders’ views regarding our executive compensation programs.

FREQUENCY OF SAY-ON-PAY VOTE & 2025 SAY-ON-PAY VOTE

Following our 2023 annual meeting of stockholders held on May 19, 2023, the Company’s stockholders recommended, and the Company determined, that the stockholder vote on the compensation of our named executive officers would occur every year. We expect that the next stockholder vote on the compensation of our named executive officers, after the Annual Meeting, will be held at our 2027 Annual Meeting of Stockholders. At our 2025 Annual Meeting of Stockholders, 98.8% of the shares present and entitled to vote on the proposal were voted “for” the proposal.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present electronically or by proxy and entitled to vote thereon. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of the compensation of our named executive officers.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Matthew D. Wagner(1)	40	Chief Executive Officer, President and Director
Thomas E. Kirn (2)	39	Chief Financial Officer
Lindsey J. Christen (3)	45	Chief Administrative and Legal Officer and Secretary

(1)	See biography on page 11 of this proxy statement.
(2)	Thomas E. Kirn has served as the Company’s Chief Financial Officer since July 2024 and has served as the Company’s Chief Accounting Officer since September 2020. Mr. Kirn joined the Company in September 2019 as the Chief Financial Officer for FreedomRoads, LLC (“FreedomRoads”), an indirect subsidiary of the Company. Prior to joining FreedomRoads, Mr. Kirn held various roles at Ernst & Young, LLP from 2009 to 2019. Mr. Kirn holds a B.A. in Accounting and a B.A. in Hispanic Studies from Illinois Wesleyan University.
(3)	Lindsey J. Christen has served as Chief Administrative and Legal Officer of Camping World Holdings, Inc. and CWGS, LLC and its subsidiaries since July 2023. Ms. Christen previously served as Executive Vice President of CWGS LLC and its subsidiaries from February 2022 until July 2023 and General Counsel and Secretary of Camping World Holdings, Inc. and CWGS, LLC and its subsidiaries since June 2020. Ms. Christen previously served as Senior Vice President of CWGS, LLC and its subsidiaries from June 2020 to February 2022, as Assistant General Counsel of Good Sam Enterprises, LLC, Camping World, Inc. and FreedomRoads from 2011 until June 2020 and Corporate Counsel of Camping World, Inc. and FreedomRoads from 2008 to 2011. Ms. Christen received a J.D. from Brooklyn Law School and a B.A. from Villanova University.

CORPORATE GOVERNANCE

GENERAL

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of Camping World. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Governance” section of the “Investor Relations” page of our website located at investor.campingworld.com, or by writing to our Secretary at our offices at 2 Marriott Drive, Lincolnshire, Illinois 60069.

BOARD COMPOSITION

Our Board currently consists of eight (8) members: Andris A. Baltins, Brian P. Cassidy, Mary J. George, Kathleen S. Lane, Michael W. Malone, Brent Moody, K. Dillon Schickli, and Matthew D. Wagner. Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company. Our directors may be removed only for cause, at a meeting called for that purpose.

VOTING AGREEMENT

In connection with the initial public offering of our Class A common stock in October 2016 (our “IPO”), ML Acquisition, ML RV Group, CVRV Acquisition II LLC, CVRV Acquisition LLC and Crestview entered into a Voting Agreement with us (the “Voting Agreement”).

Pursuant to the Voting Agreement, Crestview, a registered investment adviser to private equity funds, including funds affiliated with Crestview Partners II GP, L.P., has the right to designate one of our directors (the “Crestview Director”) for as long as Crestview Partners II GP, L.P., directly or indirectly, beneficially owns, in the aggregate, less than 15% but 7.5% or more of our Class A common stock (assuming that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis). Each of ML Acquisition and ML RV Group has agreed to vote, or cause to vote, all of their outstanding shares of our Class A common stock, Class B common stock and Class C common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the Crestview Director. In addition, the ML Related Parties also have the right to designate certain of our directors (the “ML Acquisition Directors”), which will be four ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own in the aggregate 27.5% or more of our Class A common stock, three ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 27.5% but 25% or more of our Class A common stock, two ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 25% but 15% or more of our Class A common stock and one ML Acquisition Director for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 15% but 7.5% or more of our Class A common stock (assuming in each such case that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis). Moreover, ML RV Group has the right to designate one director for as long as it holds our one share of Class C common stock (the “ML RV Director”). Funds affiliated with Crestview have agreed to vote, or cause to vote, all of their outstanding shares of our Class A common stock and Class B common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the ML Acquisition Directors and the ML RV Director.

Additionally, pursuant to the Voting Agreement, we must take commercially reasonable action to cause (i) the Board to be comprised of at least nine (9) Directors, absent an appropriate waiver or approval to increase or decrease the size of the Board (which the Company has obtained to set the Board at eight (8) directors); (ii) the individuals designated in

CORPORATE GOVERNANCE

accordance with the terms of the Voting Agreement to be included in the slate of nominees to be elected to the Board at the next annual or special meeting of stockholders of the Company at which directors are to be elected and at each annual meeting of stockholders of the Company thereafter at which a director’s term expires; (iii) the individuals designated in accordance with the terms of the Voting Agreement to fill the applicable vacancies on the Board; and (iv) an ML Acquisition Director or the ML RV Director to be the Chairperson of the Board (as defined in our Amended and Restated Bylaws). The Voting Agreement allows for the Board to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to the Company’s stockholders or does not otherwise comply with any requirements of our Certificate of Incorporation or Amended and Restated Bylaws or the charter for, or related guidelines of, the Board’s nominating and corporate governance committee.

The Voting Agreement further provides that, for so long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, 22.5% or more of our Class A common stock (assuming that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis), the approval of the ML Related Parties is required for certain corporate actions. These actions include: (1) a change of control; (2) acquisitions or dispositions of assets above $100 million; (3) the issuance of securities of Camping World Holdings, Inc. or any of its subsidiaries (other than under equity incentive plans that have received the prior approval of our Board or in connection with any redemption of common units as set forth in the LLC Agreement); (4) amendments to our or our subsidiaries’ Certificate of Incorporation, Amended and Restated Bylaws or other applicable formation or governing documents; and (5) any change in the size of the Board. The Voting Agreement also provides that, for so long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, 28% or more of our Class A common stock (assuming that all outstanding common units of CWGS, LLC are redeemed for newly-issued shares of our Class A common stock, on a one-for-one basis), the approval of the ML Related Parties is required for the hiring and termination of our Chief Executive Officer.

As a result of the Voting Agreement, we expect that the parties to the agreement acting in conjunction will control the election of directors at Camping World.

DIRECTOR INDEPENDENCE

Our Board has affirmatively determined that each of Andris A. Baltins, Brian P. Cassidy, Mary J. George, Kathleen S. Lane, Michael W. Malone and K. Dillon Schickli is independent, as defined under rules of the New York Stock Exchange (the “NYSE”). In evaluating and determining the independence of the directors, the Board considered that Camping World may have certain relationships with its directors. Specifically, the Board considered that Brian P. Cassidy is affiliated with Crestview Partners II GP, L.P., which is the beneficial owner of outstanding shares of Common Stock representing approximately 6.0% of combined voting power as of March 27, 2026. The Board determined that this relationship does not impair Mr. Cassidy’s independence from us and our management.

CONTROLLED COMPANY EXEMPTION

Pursuant to the terms of the Voting Agreement, Marcus A. Lemonis, through his beneficial ownership of our shares directly or indirectly held by ML Acquisition and ML RV Group, and certain funds controlled by Crestview Partners II GP, L.P., in the aggregate, have more than 50% of the voting power for the election of directors, and, as a result, we are considered a “controlled company” for the purposes of the NYSE listing requirements. As such, we qualify for, and may rely on, exemptions from certain corporate governance requirements. As a result, we are not subject to certain corporate governance requirements, including that a majority of our Board consists of “independent directors,” as defined under the rules of the NYSE. In addition, we are not required to have a nominating and corporate governance committee or compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities or to conduct annual performance evaluations of the nominating and corporate governance and compensation committees. In the future, we may elect to rely on such exemptions. Accordingly, our stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the NYSE.

CORPORATE GOVERNANCE

If at any time we cease to be a “controlled company” under the rules of NYSE, our Board intends to take all action necessary to comply with the NYSE corporate governance rules.

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be included in the Voting Agreement and any other stockholders agreement to which we are a party.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director.

Under the Voting Agreement, ML Acquisition has been deemed to have designated Messrs. Baltins and Schickli for the applicable elections to our Board. Crestview has been deemed to have designated Mr. Cassidy for election to our Board.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider (i) minimum individual qualifications, including a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments and (ii) all other factors it considers appropriate, which may include experience in corporate management, experience as a board member of other public companies, relevant professional or academic experience, leadership skills, financial and accounting background, executive compensation background and whether the candidate has the time required to fully participate as a director of the Company. In particular, experience, qualifications or skills in the following areas are particularly relevant: dealership; marketing and advertising; consumer goods; sales and distribution; accounting, finance, information technology and security, capital markets and capital structure; strategic planning and leadership of complex organizations; legal/regulatory and government affairs; people management; communications and interpersonal skills and board practices of other major corporations. Our Corporate Governance Guidelines provide that the Board should monitor the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. Our Nominating and Corporate Governance Committee believes that our Board, taken as a whole, should embody diverse skills, experiences and qualifications.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Camping World Holdings, Inc., 2 Marriott Drive, Lincolnshire, Illinois 60069. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM INTERESTED PARTIES

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the Board, the Chairman of the Board, the lead independent director, the chairperson of any committee, the non-management or independent directors as a group or any individual directors, may do so by addressing such communications or concerns to the Secretary of the Company, 2 Marriott Drive, Lincolnshire, Illinois 60069, who will forward such communications to the appropriate party. In general, communications relating to corporate governance and long-term corporate strategy are

CORPORATE GOVERNANCE

more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Such communications may be done confidentially or anonymously.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Board exercises its discretion in combining or separating the roles of Chairman of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. We believe that we, like many U.S. companies, are well-served by a flexible leadership structure. During 2025, the roles were combined, with Mr. Lemonis serving as Chairman of the Board and Chief Executive Officer. With the retirement of Mr. Lemonis as Chairman and Chief Executive Officer effective December 31, 2025, the Board decided to separate the positions of Chairman of the Board and Chief Executive Officer effective January 1, 2026. Currently, Brent Moody serves as Chairman of the Board and Matthew Wagner serves as Chief Executive Officer and President. Our Board believes that separating the roles of Chairman and Chief Executive Officer is best for our company and its stockholders at this time because it allows Mr. Wagner to focus on the day-to-day operation of our business and allows Mr. Moody to focus on Board and governance-related matters.

Our Corporate Governance Guidelines provide that, if the Chair of the Board is a member of management or does not otherwise qualify as independent, the independent members of the Board may elect among themselves a lead independent director. As Mr. Moody, the Chairman of the Board, is not an independent director and Mr. Lemonis, our former Chairman of the Board, was not an independent director, the independent directors of the Board have appointed Ms. George to serve as our lead independent director. The lead independent director’s responsibilities include, without limitation:

●	Approving Board and annual stockholder meeting schedules and setting agendas, together with the Chairman of the Board and Chief Executive Officer;
●	Calling and presiding over executive sessions of the non-management and independent directors;
●	Consulting with the Chairman of the Board and Chief Executive Officer to ensure sufficient time is allotted during Board meetings for effective discussion of agenda items and key issues;
●	Advising on Board informational needs;
●	Engaging with the Chairman of the Board to facilitate communication between management and the independent directors;
●	Engaging with the Chairman of the Board to debrief on decisions reached and suggestions made at meetings;
●	Facilitating discussion among the independent directors on key issues and concerns outside of board meetings;
●	Presiding at Board meetings in the absence of the Chairman; and
●	Working with the independent directors to execute an annual performance evaluation of the Chief Executive Officer.

The Board may modify its leadership structure in the future as it deems appropriate.

Risk assessment and oversight are an integral part of our governance and management processes. Our management is responsible for our day-to-day risk management activities and the Board and the Board committees have an active role in overseeing management of the Company’s risks. The Board will regularly review information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements and management performance. The Company’s Audit Committee oversees management of financial and cybersecurity risks. As part of this oversight, the Audit Committee receives periodic briefings, no less than annually, from senior management on information security matters, including data privacy and cyber-security. The Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance framework. Our

CORPORATE GOVERNANCE

Board is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

INSIDER TRADING COMPLIANCE POLICY

Our Board has adopted an Insider Trading Compliance Policy that governs the purchase, sale and/or other disposition of the Company’s securities by directors, officers and other employees of the Company. We believe our Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as listing standards applicable to the Company. It is also our policy to comply with applicable insider trading laws and regulations with respect to transactions in our own securities. A copy of our Insider Trading Compliance Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 27, 2026.

The Insider Trading Compliance Policy prohibits our directors, officers and employees, certain members of their families and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. A copy of the code is available on our website at investor.campingworld.com in the “Governance” section of the “Investor Relations” page. We expect that any amendments to the code, or any waivers of its requirements, that are required to be disclosed by SEC or NYSE rules will be disclosed on our website.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were nine (9) meetings of the Board during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each incumbent director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director, with the exception of Mr. Cassidy, who attended eleven (11) of fifteen (15) applicable meetings who was unable to attend several board meetings due to prior business commitments made prior to the scheduling of such meetings, which could not be rescheduled.

Under our Corporate Governance Guidelines, which is available on our website at investor.campingworld.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that, absent compelling circumstances, directors will attend. All of our then-current members attended our 2025 Annual Meeting of Stockholders.

EXECUTIVE SESSIONS

The independent members of the Board meet in regularly scheduled executive sessions. Such meetings are presided over by the lead independent director or, in the lead independent director’s absence, a director selected on a meeting-by-meeting basis by a majority of the independent directors present.

COMMITTEES OF THE BOARD

Our Board has established three standing committees—Audit, Compensation, and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Andris A. Baltins		Chair	X
Brian P. Cassidy		X
Mary J. George		X
Kathleen S. Lane	X
Michael W. Malone	Chair		X
Brent Moody
K. Dillon Schickli	X		Chair
Matthew D. Wagner

AUDIT COMMITTEE

Our Audit Committee’s responsibilities include, but are not limited to:

●	appointing, retaining, overseeing, approving the compensation of, and assessing the independence of our independent registered public accounting firm and any other registered public accounting firm that may be engaged for audit, attestation and related services;
●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
●	discussing the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;
●	discussing with the independent registered public accounting firm audit problems or difficulties;
●	discussing our risk assessment and management policies, including information security matters and risks;
●	reviewing and approving related person transactions;
●	reviewing and pre-approving audit and non-audit services proposed to be performed by the independent registered public accounting firm, as further described on page 16 of this proxy statement; and
●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters.

The Audit Committee charter is available on our website at investor.campingworld.com. The current members of the Audit Committee are Michael W. Malone, Kathleen S. Lane and K. Dillon Schickli, with Mr. Malone serving as Chair. Our Board has affirmatively determined that each of Messrs. Malone and Schickli and Ms. Lane meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the NYSE rules, including those related to Audit Committee membership. The members of our Audit Committee meet the requirements for financial literacy under the applicable rules of NYSE. In addition, our Board has determined

COMMITTEES OF THE BOARD

that each of Mr. Malone and Mr. Schickli qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee met four (4) times during the fiscal year ended December 31, 2025.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for, among other matters:

●	reviewing and setting or making recommendations to the Board regarding the compensation of the CEO and the other executive officers;
●	overseeing an evaluation of executive officer performance;
●	reviewing and approving or making recommendations to the Board regarding our cash and equity incentive plans and arrangements;
●	reviewing and making recommendations to the Board with respect to director compensation; and
●	reviewing and discussing with management our “Compensation Discussion and Analysis.”

Pursuant to the Compensation Committee’s charter, which is available on our website at investor.campingworld.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time. The Compensation Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Compensation Committee or any advisers engaged by the Compensation Committee. In addition to the foregoing and other authority expressly delegated to the Compensation Committee in the charter, the Compensation Committee may also exercise any other powers and carry out any other responsibilities consistent with the charter, the purposes of the Compensation Committee, the Company’s Amended and Restated Bylaws and applicable rules of NYSE. See “Executive Compensation—Executive Summary” and “Director Compensation—Narrative Disclosure to Director Compensation Table” below for more information on our processes and procedures for determining executive and director compensation.

The current members of our Compensation Committee are Andris A. Baltins, Brian P. Cassidy and Mary J. George, with Mr. Baltins serving as Chair. Each of Mr. Baltins, Mr. Cassidy and Ms. George qualifies as an independent director under the NYSE’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Section 16b-3 of the Exchange Act.

The Compensation Committee met five (5) times during the fiscal year ended December 31, 2025.

COMMITTEES OF THE BOARD

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is responsible for, among other matters:

●	identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors, including pursuant to the Voting Agreement (for so long as such agreement is in effect);
●	reviewing, at least annually, the Board committee structure and, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors to serve on committees of the Board, including pursuant to the Voting Agreement (for so long as such agreement is in effect), recommending to the Board for its approval directors to serve as members of each committee;
●	overseeing the annual self-evaluations of the Board and its committees; and
●	developing and recommending to our Board a set of corporate governance guidelines and principles.

The Nominating and Corporate Governance Committee charter is available on our website at investor.campingworld.com. Our Nominating and Corporate Governance Committee consists of Andris A. Baltins, Michael W. Malone and K. Dillon Schickli, with Mr. Schickli serving as Chair. Each of Messrs. Baltins, Malone and Schickli qualifies as independent under the rules of NYSE. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee met four (4) times during the fiscal year ended December 31, 2025.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis section discusses and analyzes the executive compensation program for our named executive officers for fiscal 2025. Our named executive officers for fiscal year 2025, which consist of our principal executive officer, our principal financial officer and our remaining two executive officers for fiscal year 2025, were:

●	Marcus A. Lemonis, who served as Chief Executive Officer and Chairman of the Board and was our principal executive officer through December 31, 2025 and, effective January 1, 2026, serves in the non-executive role of co-founder and special advisor;
●	Thomas E. Kirn, who serves as Chief Financial Officer and is our principal financial officer and principal accounting officer;
●	Matthew D. Wagner, who serves as President and, effective January 1, 2026, additionally serves as Chief Executive Officer and a director and is our principal executive officer; and
●	Lindsey J. Christen, who serves as Chief Administrative and Legal Officer and Secretary.

As noted above, the Compensation Discussion and Analysis section describes our historical executive compensation program for our named executive officers as of the end of fiscal 2025.

EXECUTIVE SUMMARY

Our Business and Strategy

We are America’s largest retailer of RVs and related products and services. Our vision is to make it easy for everyone to enjoy RVing and empower our customers’ joy of travel. We strive to build long-term value for our customers, employees, and stockholders by combining a comprehensive offering of RV products and services with a national network of RV dealerships, service centers and customer support centers. We also believe that our Good Sam organization and family of highly specialized services and plans, including roadside assistance, protection plans and insurance, uniquely enable us to protect our customers on the road ahead.

Fiscal Year 2025 Overall Performance

As reflected in the charts below, in the year ended December 31, 2021 compared to the year ended December 31, 2025, total revenue decreased from $6.9 billion in 2021 to $6.4 billion in 2025 (increasing 4.4% from 2024 to 2025), net income (loss) decreased from $645.5 million1 in 2021 to $(105.6) million in 2025 (increasing loss of 33.9% from 2024 to 2025), and Adjusted EBITDA decreased from $942.1 million in 2021 to $242.9 million in 2025 (increasing 35.8% from 2024 to 2025).2

1 As discussed in Note 1—Summary of Significant Accounting Policies—Revisions to Prior Period Consolidated Financial Statements of the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, we revised prior period net income (loss) for the correction of errors that impacted income tax benefit (expense). For the year ended December 31, 2021, the previously reported net income of $642.1 million was adjusted by $3.4 million, which resulted in revised net income of $645.5 million.

2 Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to net income, see “Appendix A — Non-GAAP Financial Measures”. Although certain employment agreements and compensation plans for our named executive officers reference “EBITDA” in relation to certain cash incentive compensation arrangements, the “EBITDA” in these agreements and plans is consistent with Adjusted EBITDA and will be referred to in this proxy statement as Adjusted EBITDA.

EXECUTIVE COMPENSATION

In 2025, and as described in the following sections, our named executive officers were compensated in a manner consistent with our overall financial performance, as shown above.

Compensation Philosophy, Objectives and Rewards

Our executive compensation program has been designed to motivate, reward, attract and retain high caliber management deemed essential to ensure, and capitalize on, our success. The program seeks to closely align executive compensation with our short- and long-term business objectives, business strategy and company-wide financial performance.

We believe our compensation philosophy and program reflects the following general principles and objectives:

●	Attract and retain talent—The total compensation package is designed to attract, retain and motivate highly qualified executives capable of leading us to greater performance. Base salary and annual incentives provide a competitive annual total cash compensation opportunity in the short term and equity incentives provide a competitive opportunity over the long term.
●	Supportive of our mission and values—Compensation supports our mission to integrate and grow the company as a unified single enterprise. We inherently believe that we are most successful when we collaborate for the benefit of the overall business.
●	Aligned with stockholder interests—The interests of executives should align with the interests of our stockholders by tying their incentives to performance measures that correlate well with the creation of stockholder value.
●	Balanced—Compensation plan designs promote a balance between annual and long-term business results in order to drive long-term stockholder value creation.

Process for Setting Executive Compensation

We have adopted a written charter for our Compensation Committee that establishes, among other things, the Compensation Committee’s purpose and its responsibilities with respect to executive compensation. The charter of the Compensation Committee provides that the Compensation Committee has the principal authority for, among other things, determining and approving, or recommending to our Board for approval, the compensation awards available to our named executive officers and is charged with reviewing our executive compensation, management development and succession and director compensation to ensure adherence to our compensation philosophies and objectives.

The Compensation Committee’s annual process considers our financial performance, as well as the relative performance of the executive officers throughout the fiscal year. The timing of these determinations is set in order to enable the Compensation Committee to examine and consider our financial performance and relative performance of the executive officers during the previous fiscal year in establishing the upcoming fiscal year’s compensation and performance goals. Throughout this process, the Compensation Committee receives input from the Chief Executive Officer.

EXECUTIVE COMPENSATION

Role of Compensation Consultant

The Compensation Committee is authorized to retain the services of executive compensation advisors, in its discretion, to assist with the establishment and review of our compensation programs and related policies. Beginning in April 2016, in connection with the preparation of our IPO, Meridian Compensation Partners, LLC (“Meridian”) was retained by the Compensation Committee to provide guidance in establishing our executive compensation program as a public company and to develop a peer group of publicly traded companies in order to perform industry comparisons. Since our initial retainment of Meridian in 2016, the Compensation Committee has considered guidance provided by Meridian to assess the overall competitiveness of our existing executive compensation program and to provide recommendations for long-term equity incentive awards to our named executive officers. Commencing in 2018, we also requested that Meridian review our director compensation program, including our equity incentive award grant practices to our directors. Meridian provided a benchmark study utilizing our established peer group companies and provided updated studies in 2023, 2024 and 2025 for purposes of reviewing our executive and non-employee director compensation programs against our current peer group’s practices. Our peer group includes companies we compete with for executive talent due to our industry overlap. The Compensation Committee takes size and revenue distinctions into consideration when reviewing the results of market data analysis. The Compensation Committee uses this information to evaluate how our pay practices compare to market practices, though does not establish compensation levels solely based on a review of such information or benchmark to any particular level. Meridian considered the following characteristics when determining the peer group:

●	Companies with retail sales of vehicles, recreational equipment and related items
●	Companies with 0.5x to 2x CWH’s revenue at the time the peer group was selected, with range expanded to address available companies
●	Companies with market capitalizations that are within a reasonable range of CWH’s market capitalization

We believe our peer group provides the Company and the Compensation Committee with a valid comparison and benchmark for our executive compensation program and governance practices, which peer group is comprised of the following publicly traded companies for 2025 (which remained unchanged from our 2024 peer group):

● Advance Auto Parts Inc.(1)	● Dorman Products Inc.(1)	● Patrick Industries, Inc.(1)
● Asbury Automotive Group Inc.	● Group 1 Automotive Inc.	● Polaris Inc.(1)
● Autozone Inc.	● Hibbett Sports Inc.(1)(2)	● Sonic Automotive Inc.
● Big 5 Sporting Goods Corp.(1)(2)	● LCI Industries(1)	● Thor Industries Inc.
● Brunswick Corp.(1)	● Lithia Motors Inc.	● Tractor Supply Co.
● Cavco Industries Inc.(1)	● MarineMax Inc.(1)	● Winnebago Industries Inc(1)
● Dicks Sporting Goods Inc.	● O’Reilly Automotive Inc.

(1)	Subset of peer group used for analysis of Chief Executive Officer compensation. Inclusion criteria were based on revenue and market capitalization thresholds to provide a narrower range of peer companies based on those criteria to more closely align the comparable company data for the chief executive officers of the companies closest in size to the Company.
(2)	No longer public companies as of the date of this proxy statement and will be removed from the peer group in 2026.

The Compensation Committee has considered the adviser independence factors required under SEC rules in 2025 as they relate to Meridian and has concluded that Meridian’s work has not raised any conflicts of interest.

Role of Management

The Chief Executive Officer recommends to the Compensation Committee compensation packages for executives who report directly to him, including the named executive officers other than himself. While the Compensation Committee utilized this information and valued management’s observations with regard to compensation, the ultimate decisions regarding executive compensation are made by the Compensation Committee or the Board upon the recommendation of the Compensation Committee.

EXECUTIVE COMPENSATION

The current compensation levels of our executive officers, including the named executive officers, primarily reflect the varying roles and responsibilities of each individual, as well as the length of time each executive officer has been employed by the Company. As a result of the Compensation Committee’s assessment of our Chief Executive Officer’s role and responsibilities within the Company and Mr. Lemonis’ election to forego cash compensation upon becoming a public company, there has historically been a significant difference between his compensation level and those of our other executive officers other than in 2021, where Mr. Lemonis received a special one-time stock grant (as described below). In January 2025, upon the recommendation of Meridian, the Compensation Committee determined to make certain changes to Mr. Lemonis’ compensation as our Chief Executive Officer to align him with other peer chief executive officers, as described below under the heading “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Summary of Executive Compensation Arrangements—Employment Agreements,” including the commencement of cash compensation to Mr. Lemonis.

Stockholder Say-On-Pay Votes

In connection with our Annual Meeting of Stockholders to be held on May 21, 2026, we will provide our stockholders with the opportunity to cast an advisory vote on executive compensation (“say-on-pay”). We are pleased that our shareholders, with 98.8% of the shares present and entitled to vote on the proposal at the 2025 Annual Meeting of Stockholders, overwhelmingly approved of our executive compensation program at such meeting. We will continue to consider the outcome of such “say-on-pay” vote when making compensation decisions regarding our named executive officers and determining compensation policies.

Elements of Our Executive Compensation Program

Historically, and through fiscal 2025, our executive compensation program generally consisted of the following elements: base salary, cash-based incentive compensation, stock-based compensation, severance pay and other benefits potentially payable upon termination of employment or change in control, health, welfare and retirement benefits and perquisites; each established as part of our program in order to achieve the compensation objective outlined below with respect to each element.

The following describes the primary components of our executive compensation program for each of our named executive officers, the rationale for that component, and how compensation amounts are determined.

Base Salaries

The base salaries of our named executive officers are an important part of their total compensation package, and are intended to reflect their respective positions, duties and responsibilities. Base salary is a visible and stable fixed component of our compensation program. Although the Compensation Committee believes that a substantial portion of each executive officer’s total compensation should be performance-based, the Compensation Committee also recognizes the importance of setting base salaries at levels that will attract, retain and motivate top talent.

In setting annual base salary levels, the Compensation Committee takes into account competitive considerations, individual performance, time in position, and internal pay equity. On a prospective basis, we intend to continue to evaluate the mix of base salary, short-term incentive compensation and long-term incentive compensation to appropriately align the interests of our named executive officers with those of our stockholders.

As mentioned above, upon the recommendation of Meridian, the Compensation Committee instituted an annual base salary for Mr. Lemonis of $1.5 million. There were no other changes to executive base salaries during 2025.

The actual salaries paid to each named executive officer for 2025 are set forth below in the Summary Compensation Table in the column entitled “Salary.”

EXECUTIVE COMPENSATION

With respect to fiscal year 2025, our named executive officers were entitled to the base salaries noted below:

Named Executive Officer	2025 Base Salary
Marcus A. Lemonis	$1,500,000
Thomas E. Kirn	$400,000
Matthew D. Wagner(1)	$300,000
Lindsey J. Christen	$300,000

(1)	Effective January 1, 2026, Mr. Wagner’s base salary was increased from $300,000 to $1,000,000 in connection with his appointment as Chief Executive Officer, director and principal executive officer, in addition to continuing as President.

Annual Performance-Based Cash Incentives

We believe that the payment of annual, performance-based cash compensation provides incentives necessary to retain executive officers and reward them for short-term company performance. Pursuant to their respective employment agreements each of our named executive officers is eligible to receive an annual performance-based bonus. Mr. Lemonis entered into further amendments and restatements to his employment agreement in January 2025 (“Lemonis January 2025 A&R Agreement”) and December of 2025 (“Lemonis December 2025 A&R Agreement”), which provided for Mr. Lemonis’ eligibility to earn an annual performance-based bonus, which would be paid in the form of cash or, upon agreement between Mr. Lemonis and us, in fully vested shares of our Class A common stock with a fair market value on the date of issuance equal to the amount of such annual bonus earned by Mr. Lemonis.

Under the Lemonis January 2025 A&R Agreement, Mr. Lemonis had the opportunity to earn a bonus with a target and a maximum opportunity of 150% and 200% of his annual base salary, respectively, based on achievement of performance objectives.

Additionally, Mr. Kirn had the opportunity to earn a bonus with an individual target of 200% of his annual base salary based on achievement of specified performance objectives, Mr. Wagner had an individual target of 0.175% of the full-year Company-wide consolidated target Adjusted EBITDA (“Wagner Variable Compensation”) and an opportunity to earn a bonus of up to $500,000 based on achievement of specified performance objectives, and Ms. Christen continued to have an opportunity to earn a bonus up to $600,000.

In May 2025, the Compensation Committee approved a discretionary cash bonus of $3.0 million to Mr. Lemonis for significant improvement year over year in market share of new and used RV sales and Adjusted EBITDA performance. In addition, in December 2025, Mr. Lemonis’ annual bonus for 2025 was paid at the target level and settled through the issuance of 217,391 shares of Class A common stock, net of 85,543 shares withheld to cover Mr. Lemonis’ associated payroll taxes. The shares issued to Mr. Lemonis, on a pre-tax basis, had an aggregate grant date fair value of approximately $2,250,000.

Mr. Wagner was eligible to receive incentive draw payments from their respective annual bonuses throughout the year based upon our estimated Adjusted EBITDA performance, with the final incentive award earned determined based on actual Adjusted EBITDA performance for the year. After the year is completed, the interim amounts paid are reviewed against the actual incentive award earned and Mr. Wagner received a payout of the difference. If any overpayment to Mr. Wagner occurred based on final results, those amounts will be repaid to the Company.

Based on the Company’s audited financial results for 2025, the Company had a shortfall from the budgeted Adjusted EBITDA goal of $336.5 million with final consolidated Adjusted EBITDA performance of $242.9 million. In accordance with the Wagner Variable Compensation, Mr. Wagner received bonus payments based on the formula set forth in his employment agreement as adjusted towards year-end as appropriate based on the final Adjusted EBITDA performance results. Mr. Wagner received incentive draw payments of $397,730 during fiscal year 2025, with the remaining $27,384 of the fiscal 2025 incentive award paid in March 2025, for a total payout of $425,114, which is equal to 0.175% of the Company-wide consolidated Adjusted EBITDA for the year ended December 31, 2025. Additionally, Mr. Wagner was eligible to receive an annual bonus with a target opportunity equal to $500,000 based on the achievement of certain performance objectives determined by the Company. For fiscal 2025, Mr. Wagner received an annual bonus of $500,000, which is equal to 100% of his target bonus and was paid in March 2025.

EXECUTIVE COMPENSATION

Mr. Kirn and Ms. Christen received total incentive compensation payments for 2025 of $800,000 and $600,000, respectively, pursuant to the terms of their employment agreements. For Mr. Kirn and Ms. Christen, incentive compensation amounts equal to 38% and 60%, respectively, of their annual target opportunity were advanced during 2025 with the intention to more closely align the timing of the payments of their incentive compensation with the activities performed to meet or exceed such incentive compensation targets. Similar to Mr. Wagner, after the year is completed, the interim amounts paid are reviewed against the actual incentive award earned and each such executive received a payout of the difference.

The annual performance-based cash compensation to named executive officers, as discussed above, is intended as a retention tool by providing them with an opportunity to earn cash incentives based on our attainment of pre-established performance goals and to motivate covered key executives toward even greater achievement and business results.

The amounts equal to the fiscal year 2025 incentive award amounts actually earned by each named executive officer are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. The amount of Mr. Lemonis’ discretionary bonus for the fiscal year 2025 is set forth in the “Bonus” column of the Summary Compensation Table.

Stock-Based Incentives

We view stock-based compensation as an important component of our balanced total compensation program. Stock-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns the interests of our employees, including our executives, with those of our stockholders.

We sponsor the 2016 Plan, which was amended and restated effective May 15, 2025. Pursuant to the 2016 Plan, we can make grants of incentive compensation to our employees, consultants and non-employee directors. Under the 2016 Plan, we can make grants in the form of stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units (“RSU”), dividend equivalents and other stock or cash-based awards.

In 2025, pursuant to our 2016 Plan, we granted RSU and performance stock units (“PSU”) awards to Mr. Lemonis. In connection with the execution of the Lemonis January 2025 A&R Agreement, we granted Mr. Lemonis an award of 600,000 RSUs, which were scheduled to vest in three equal installments on each of the first three anniversaries of November 15, 2024, generally subject to his continued employment through the applicable vesting dates. Also in connection with the execution of the Lemonis January 2025 A&R Agreement, we granted Mr. Lemonis an award of 750,000 PSUs that vest in four 187,500 share tranches based on the achievement of stock price hurdles ranging from $32.50 to $47.50 per share of our Class A common stock in $5.00 per share increments, during the three year performance period ending on December 31, 2027. In conjunction with the Lemonis December 2025 A&R Agreement and Mr. Lemonis’ announcement of his retirement as the Company’s Chairman and Chief Executive Officer effective December 31, 2025, the vesting of Mr. Lemonis’ remaining unvested 400,000 RSUs was accelerated in December 2025. Mr. Lemonis’ PSUs were not modified, but if the term of Mr. Lemonis’ services under the Lemonis December 2025 A&R Agreement is not extended, the end of the post-termination measurement period will be February 16, 2027 and any tranche that has not met its stock price target at that time will be forfeited.

In April 2026, in connection with the adoptions of the amended and restated employment agreements for Mr. Kirn and Ms. Christen (“Kirn April 2026 A&R Agreement” and “Christen April 2026 A&R Agreement”, respectively), we granted Mr. Kirn and Ms. Christen PSU awards under the 2016 Plan with respect to a target number of 40,000 and 50,000 PSUs, respectively. The PSUs granted to Mr. Kirn and Ms. Christen will be eligible to be earned based on an Adjusted EBITDA performance target for fiscal year 2026. In the event that actual performance exceeds or falls below target performance, the percentage of the earned PSUs will be adjusted upward or downward, as applicable, by an amount equal to 200% of the percentage by which actual performance exceeds or falls short of target performance; provided that in no event shall the number of PSUs eligible to vest for any year be less than 50% of the target number of PSUs or greater than 150% of the target number of PSUs. The earned PSUs will vest on the date on which the Compensation Committee certifies the Adjusted EBITDA achievement, which certification shall occur within ten (10) business days following the filing of the Company’s Annual Report on Form 10-K for fiscal year 2026, subject to the executive’s continued employment or service

EXECUTIVE COMPENSATION

through such date; provided, however, that if the executive’s employment is terminated prior to such date by the Company without Cause, by the executive’s resignation for Good Reason or due to the executive’s death or disability, the PSUs will be deemed to be earned based on target performance and shall vest on the date of such termination. In the event of a Change in Control, the number of earned PSUs shall be determined as of the date of the Change in Control based on the greater of (a) the target level of performance or (b) the actual level of performance for the applicable performance period and the corresponding earned PSUs will vest as of the date of the Change in Control, subject to the executive’s continued employment or service through such date.

Perquisites and Other Benefits

Certain of our named executive officers are provided with perquisites to aid in the performance of their respective duties and to provide competitive compensation with executives with similar positions and levels of responsibilities. Mr. Wagner, and Ms. Christen are provided with a Company-owned car and the Company insures the car, pays all registration, license, taxes and other fees on the car, reimburses Mr. Wagner and Ms. Christen for all maintenance costs on the car and provides them gross up payments to cover the taxes on income imputed for personal use of the company-owned car. For additional information about the perquisites provided to our named executive officers, please see the “All Other Compensation” column of the Summary Compensation Table, and “Narrative to the Summary Compensation Table—Other Compensation Arrangements—Employee Benefits and Perquisites” below.

Health and Welfare Benefits

Our benefit programs are established based upon an assessment of competitive market factors and a determination of what is needed to attract, retain and motivate high caliber executives. Our full-time employees, including our named executive officers, are eligible to participate in our general health and welfare plans, including:

●	medical, dental and vision benefits;
●	medical and dependent care flexible spending accounts;
●	short-term and long-term disability insurance; and
●	life insurance.

We believe the general benefits described above are necessary and appropriate to provide a competitive compensation package to our named executive officers. We do not provide any additional special benefits arrangements for our executive officers.

Deferred Compensation and Other Retirement Benefits

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we have the ability to make matching and profit-sharing contributions on a discretionary basis to eligible participants. Employees and named executive officers are immediately vested in their individual contributions and vest 20% in their company matching and profit-sharing contributions after two years of service and an additional 20% for each year of service thereafter.

We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies. We did not make discretionary matching contributions to our named executive officers in fiscal year 2025, since their annual gross earnings were above the eligibility limit, except Mr. Lemonis who does not participate in our 401(k) plan. We do not currently maintain, and our named executive officers do not currently participate in or have a vested right to, any defined benefit pension plans, supplemental executive retirement plans, or other deferred compensation plans.

EXECUTIVE COMPENSATION

Employment Agreements and Severance Arrangements

The Compensation Committee believes it is in the Company’s best interest to enter into employment agreements to attract talented executives to join our management team. The highly competitive market for key leadership positions means we otherwise may be at a competitive disadvantage in trying to hire and retain key executives if we are not able to provide them the type of protection included in such agreements.

The specific terms of these agreements are described below under the heading “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Summary of Executive Compensation Arrangements—Employment Agreements.” Each of the employment agreements provide for severance arrangements in connection with a termination of employment of such named executive officer.

The details of all named executive officer severance arrangements are described below under the heading “—Potential Payments Upon Termination or Change in Control.” There is no general company severance policy in place for our employees.

Tax Considerations

As a general matter, our Board of Directors and the Compensation Committee review and consider the various tax and accounting implications of compensation programs we utilize.

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally disallows public companies a tax deduction for compensation in excess of $1,000,000 paid to “covered employee” (within the meaning of Section 162(m)), including their chief executive officer or an individual acting in such a capacity and certain other most highly compensated executive officers employed as of the end of the year. Prior to the TCJA, this limitation did not apply to compensation that was paid only if the executive’s performance met pre-established objective goals based on performance criteria approved by our stockholders.

The TCJA repealed the exemption from Section 162(m)’s deduction limit for performance-based compensation, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for TCJA transition relief applicable to certain arrangements in place as of November 2, 2017. Because of the ambiguities and uncertainties as to the interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the TCJA legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that any compensation intended to satisfy the requirements for exemption from Section 162(m) will, in fact, do so. In addition, for any taxable year beginning after December 31, 2026, the American Rescue Plan Act of 2021 updated Section 162(m) to include an additional five highest paid employees to the definition of “covered employees.” Accordingly, some portion of the compensation paid to a Company executive may not be tax deductible by us under Section 162(m).

Clawback Policy

We have adopted a policy for the recovery of erroneously awarded compensation (the “Clawback Policy”) that applies to certain incentive-based compensation received by the Company’s current and former executive officers in the event the Company is required to prepare a qualifying accounting restatement. Our Clawback Policy is intended to comply with SEC and NYSE listing requirements.

Stock Ownership Guidelines

We adopted an executive stock ownership policy encouraging (a) our executive officers other than Mr. Lemonis to hold, directly or indirectly, shares of our Class A common stock and/or interests in CWGS, LLC with a value equal to at least three times the value of the executive’s annual base salary and (b) Mr. Lemonis to hold, directly or indirectly, shares of our Class A common stock and/or interests in CWGS, LLC with a value equal to at least $5,000,000. We anticipate that each of our executive officers who remained employed as of December 31, 2025 will meet their required level of holdings within five years of the date in which they become subject to the policy in accordance with our executive stock ownership policy.

EXECUTIVE COMPENSATION

Anti-Hedging Policy

Our insider trading compliance policy prohibits all employees, including our executive officers, and our directors from engaging in speculative transactions in our stock, including hedging transactions, short sales and pledges.

Equity-Grant Practices

We do not time the granting of equity awards with any favorable or unfavorable news released by the Company. We do not take material nonpublic information into account when determining the timing and terms of equity awards or for the purpose of affecting the value of executive compensation. Proximity of any awards to an earnings announcement or other market events is coincidental. In the event material nonpublic information were to become known to the Compensation Committee before the grant of an equity award, the Compensation Committee would consider the information and use its business judgment to determine whether to delay the grant to avoid any appearance of impropriety. During 2025, we did not grant any stock options or option-like instruments.

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table contains information about the compensation earned by each of our named executive officers during our most recently completed fiscal years ended December 31, 2025, 2024 and 2023.

						Non-Equity
						Incentive Plan	All Other
				Stock Awards		Compensation	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)(2)		($)	($)(4)	Total ($)
Marcus A. Lemonis	2025	1,500,000	3,000,000	25,903,782	(3)	—	1,082	30,404,864
Co-Founder and Special Advisor	2024	—	—	—		—	13,414	13,414
and Former CEO and Chairman	2023	—	—	—		—	11,241	11,241
Thomas E. Kirn	2025	400,000	—	—		800,000	—	1,200,000
Chief Financial Officer	2024	375,137	—	1,738,640		662,500	—	2,776,277
	2023	350,000	—	440,656		525,000	—	1,315,656
Matthew D. Wagner(1)	2025	300,000	—	—		925,114	57,587	1,282,701
Chief Executive Officer	2024	300,000	—	1,758,860		784,520	57,587	2,900,967
and President	2023	300,000	—	1,410,915		929,320	29,819	2,670,054
Lindsey J. Christen	2025	300,000	—	—		600,000	50,038	950,038
Chief Administrative and	2024	300,000	—	1,758,860		600,000	48,252	2,707,112
Legal Officer and Secretary	2023	300,000	—	660,984		600,000	39,421	1,600,405

(1)	Mr. Wagner was appointed to succeed Mr. Lemonis as Chief Executive Officer effective January 1, 2026.
(2)	Amounts set forth in this column represent the aggregate grant date fair value of stock awards granted in 2025, 2024 and 2023 to our named executive officers determined in accordance with ASC Topic 718. See Note 21—Stock-based Compensation Plans of the Consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for the assumptions used in valuing such awards. In addition, the amount for Mr. Lemonis for 2025 includes the grant date fair value of Mr. Lemonis’ 2025 bonus he elected to receive in the form of shares.
(3)	Mr. Lemonis’ stock award amount for 2025 includes (i) 600,000 RSUs with a grant date fair value of $13,275,660 with a realized value for the vesting of all 600,000 RSUs in 2025 of $6,162,000; (ii) 750,000 PSUs with a grant date fair value of $10,378,125 for which Mr. Lemonis will not realize any value unless the applicable performance conditions are achieved (such as the 30-day consecutive trading day closing stock price average is at least $32.50 per share by the end of the post-termination measurement period of February 16, 2027, assuming the term of Mr. Lemonis’ services under the Lemonis December 2025 A&R Agreement is not extended (as of December 31, 2025, the Company’s closing stock price was $9.73)); and (iii) his 2025 share-settled bonus with a grant-date fair value and realized value of $2,249,997 (which is equal to the bonus amount payable to Mr. Lemonis of $2,250,000 rounded down to the nearest whole share). Mr. Lemonis’ 2025 bonus was subject to settlement in shares at his election pursuant to his employment agreement. As a result, such award is within the scope of ASC Topic 718 and, accordingly, is reflected in this column instead of the “Non-Equity Incentive Plan Compensation” column. See “—Grants of Plan-Based Awards in Fiscal 2025” below for further information.

EXECUTIVE COMPENSATION

(4)	Amounts in this column include the following for fiscal 2025:

		Tax Gross-up	Tax Gross-up
		Payments	Payments
	Personal Use	(Company	(Health
	of Company	Car)	Insurance)	Total
Name	Car	($)	($)	($)
Marcus A. Lemonis	—	—	1,082	1,082
Matthew D. Wagner	32,076	25,511	—	57,587
Lindsey J. Christen	27,871	22,167	—	50,038

Grants of Plan-Based Awards in Fiscal 2025

The following table provides supplemental information relating to grants of plan-based awards made during fiscal 2025 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards occurring during fiscal 2025.

									All Other
			Estimated Future Payouts Under			Estimated Future Payouts Under			Stock Awards:	Grant Date
			Non-Equity Incentive Plan Awards(1)			Equity Incentive Plan Awards			Number of Shares	Fair Value of
			Threshold	Target	Maximum	Threshold	Target	Maximum	of Stock or Units	Stock Awards
Name	Grant Date		($)	($)	($)	(# or $)(2)	(# or $)(2)	(# or $)(2)	(#)	($)(3)
Marcus A. Lemonis	01/26/25	(4)	—	—	—	—	—	—	600,000	13,275,660
	01/26/25	(5)	—	—	—	187,500	750,000	750,000	—	10,378,125
	01/26/25	(6)	—	—	—	—	$2,250,000	$3,000,000	—	2,249,997
Thomas E. Kirn	N/A		—	800,000	—	—	—	—	—	—
Matthew D. Wagner	N/A		—	500,000	—	—	—	—	—	—
Lindsey J. Christen	N/A		—	600,000	—	—	—	—	—	—

(1)	There are no threshold or maximum bonus payout opportunities for Mr. Kirn, Mr. Wagner and Ms. Christen. Mr. Wagner was entitled to incentive compensation payouts during fiscal 2025 based on achievement of consolidated Adjusted EBITDA targets. See “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Summary of Executive Compensation Arrangements— Annual Incentive Compensation” for further information regarding the determination of amounts payable to each of Mr. Kirn, Mr. Wagner and Ms. Christen for fiscal year 2025.
(2)	Presented in number of shares or dollars ($) as indicated. Mr. Lemonis’ annual bonus for 2025 was subject to settlement in shares at his election (and so within the scope of ASC Topic 718) based on the current fair market value of our Class A common stock at the time of settlement pursuant to his employment agreement, and as a result it was not possible to determine the threshold, target or maximum number of shares Mr. Lemonis was eligible to earn prior to settlement.
(3)	Amounts set forth in this column represent the aggregate grant date fair value of stock awards granted in 2025 to our named executive officers determined in accordance with ASC Topic 718. See Note 21—Stock-based Compensation Plans of the Consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for the assumptions used in valuing such awards.
(4)	Represents a grant of 600,000 RSUs. See “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Summary of Executive Compensation Arrangements— Stock-Based Incentives” for further information. While the grant date fair value of these RSUs was $13,275,660, the realized value for the vesting of all 600,000 RSUs in 2025 was $6,162,000.
(5)	Represents a grant of 750,000 PSUs at “target” levels of performance. The 750,000 PSUs are also the maximum number of PSUs which can be earned pursuant to this award. The “threshold” level of performance for the vesting of 187,500 PSUs would be achieved if the 30-day consecutive trading day closing stock price average was $32.50 per share or higher. As of December 31, 2025, the Company’s closing stock price was $9.73. See “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Summary of Executive Compensation Arrangements— Stock-Based Incentives” for further information.
(6)	Represents the share settlement of Mr. Lemonis’ 2025 target annual bonus. Mr. Lemonis’ 2025 annual bonus was subject to settlement in shares at his election pursuant to his employment agreement. As a result, such award is within the scope of ASC Topic 718. On December 12, 2025, we issued 217,391 shares in settlement of Mr. Lemonis’ 2025 annual bonus pursuant to his employment agreement with a grant-date fair value of $2,249,997. See “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Summary of Executive Compensation Arrangements— Annual Incentive Compensation” for further information.

EXECUTIVE COMPENSATION

NARRATIVE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

Summary of Executive Compensation Arrangements

Employment Agreements

We were party to employment agreements with each of our named executive officers in 2025. The specific terms of each agreement relating to term of employment, position, base salary and bonus compensation are set forth herein. Each of the named executive officers’ employment agreements includes a severance arrangement, the details of which are described below under the heading “Severance Arrangements” following the “—Potential Payments Upon Termination or a Change in Control” table.

Marcus A. Lemonis.

Lemonis January 2025 A&R Agreement

On January 26, 2025, the Board, upon the recommendation of the Compensation Committee, approved the Lemonis January 2025 A&R Agreement, which provided for a term commencing effective on January 1, 2025 and ending on January 1, 2028, subject to automatic one-year extensions. Pursuant to the Lemonis January 2025 A&R Agreement, Mr. Lemonis was eligible to receive an annual base salary of $1,500,000 and an annual incentive bonus with a target and maximum opportunity of 150% and 200% of his base salary, respectively. The annual bonus for an applicable year will be paid in the form of cash or, with the agreement of Mr. Lemonis and us, in fully vested shares of our Class A common stock with a fair market value on the date of issuance equal to the amount of such annual bonus issued under the 2016 Plan.

Pursuant to the Lemonis January 2025 A&R Agreement, on January 26, 2025, the Company granted Mr. Lemonis (i) an award of 600,000 RSUs under the 2016 Plan, which would vest in three equal annual installments on each of November 15, 2025, November 15, 2026 and November 15, 2027, subject to his continued service through the applicable vesting dates, and (ii) an award of performance stock units under the 2016 Plan with respect to 750,000 performance stock units at “target” levels of performance, which will be eligible to vest based on the achievement of specified stock price hurdles over a three year performance period.

Pursuant to the Lemonis January 2025 A&R Agreement, Mr. Lemonis was subject to non-competition and non-solicitation of employees and consultants restrictions during the employment term and for a period of 12 months after the termination thereof, as well as confidentiality and non-disparagement obligations.

Lemonis December 2025 A&R Agreement

On December 2, 2025, the Board, upon the recommendation of the Compensation Committee, approved the Lemonis December 2025 A&R Agreement, which provided for Mr. Lemonis’ transition from the role of Chairman and Chief Executive Officer to the non-executive employee role of Co-Founder and Special Advisor, effective January 1, 2026. The term of the Lemonis December 2025 A&R Agreement will be through December 31, 2026, unless an extension is mutually agreed to be each party. Pursuant to the Lemonis December 2025 A&R Agreement, Mr. Lemonis is eligible to receive (i) an annual cash base salary of $1,500,000 for 2026 and (ii) an annual bonus of $2,250,000 for each of 2025 and 2026 to be settled in shares of our Class A common stock, subject to approval by the Board or Compensation Committee, unless Mr. Lemonis provides timely notice that such annual bonus should be payable in cash.

Pursuant to the Lemonis December 2025 A&R Agreement, the vesting of the remaining unvested 400,000 RSUs previously granted in January 2025 were accelerated in December 2025. The Lemonis December 2025 A&R Agreement provides for severance outlined below under “-Severance Arrangements.”

Pursuant to the Lemonis December 2025 A&R Agreement, Mr. Lemonis will be subject to non-competition and non-solicitation of employees and consultants restrictions during the employment term and for a period of 12 months after the termination thereof, as well as confidentiality and non-disparagement obligations.

EXECUTIVE COMPENSATION

Thomas E. Kirn.

Prior Agreement

We were party to an amended employment agreement with Mr. Kirn with a term of employment ending on June 30, 2028. Under the terms of his prior employment agreement, Mr. Kirn served as Chief Financial Officer of the Company and CWGS, LLC and was eligible to receive an annual base salary of $400,000 and an incentive bonus with a target opportunity of 200% of his base salary. Mr. Kirn’s employment agreement provides for severance as outlined below under “—Severance Arrangements.”

Kirn April 2026 A&R Agreement

Effective January 1, 2026, we are party to the Kirn April 2026 A&R Agreement with a term of employment ending on March 31, 2029 with automatic one year renewals unless either party provides at least 90 days written notice of non-renewal. Under the terms of the Kirn April 2026 A&R Agreement, Mr. Kirn serves as Chief Financial Officer of the Company and CWGS, LLC and is eligible to receive an annual base salary of $650,000 and an annual incentive bonus with minimum, target and maximum payout percentages of 75%, 100% and 150%, respectively, of his base salary. Additionally, Mr. Kirn will be eligible for annual grants of PSUs with minimum, target and maximum payouts of 20,000, 40,000 and 60,000 PSUs, respectively, that will vest based on annual performance goals within ten (10) business days of the filing of the Company’s Annual Report on Form 10-K for the year with respect to which performance is to be certified. Both the annual incentive bonus and annual PSU award will be eligible to be earned based upon the achievement of target-level performance objectives to be established each year by the Board or Compensation Committee. In the event that the actual performance exceeds or falls below the applicable target-level performance objectives, the percentage used to determine the annual incentive bonus or number of earned PSUs, as applicable, will be adjusted upward or downward, as applicable, by an amount equal to 200% of the percentage by which actual performance exceeds or falls short of such target-level performance objectives. Notwithstanding the foregoing, in no event shall the annual bonus payout percentage for any year be less than 75% of Mr. Kirn’s base salary or greater than 150% of Mr. Kirn’s base salary and in no event shall the number of PSUs eligible to be earned and vest for any year be less than 50% of the target number of PSUs or greater than 150% of the target number of PSUs. Mr. Kirn’s employment agreement provides for severance as outlined below under “—Severance Arrangements.”

Matthew D. Wagner.

Prior Agreement

We were party to an amended employment agreement with Mr. Wagner with a term of employment ending on December 31, 2028 with automatic one year renewals without at least 90 days written notice by either party of non-renewal. Under the terms of his prior employment agreement, Mr. Wagner served as President of the Company and CWGS, LLC and was eligible to receive an annual base salary of $300,000 and annual incentive compensation comprised of the sum of (i) 0.175% of consolidated Adjusted EBITDA and (ii) a target annual bonus opportunity of $500,000. Mr. Wagner’s employment agreement provided for severance as outlined below under “—Severance Arrangements.”

Wagner December 2025 A&R Agreement

Effective January 1, 2026, we are party to the Wagner December 2025 A&R Agreement with Mr. Wagner. The Wagner December 2025 A&R Agreement provides for a term of employment ending on December 31, 2028 with automatic one year renewals unless either party provides at least 90 days written notice of non-renewal. Under the terms of the Wagner December 2025 A&R Agreement, Mr. Wagner serves as Chief Executive Officer and President of the Company and CWGS, LLC and is eligible to receive an annual base salary of $1,000,000 and an annual incentive bonus with a target and maximum opportunity of 135% and 175% of his base salary, respectively. Pursuant to the Wagner December 2025 A&R Agreement, the Company granted Mr. Wagner an award of 465,000 RSUs under the 2016 Plan, which would vest in three equal annual installments on each of November 15, 2026, November 15, 2027 and November 15, 2028, subject to his continued service through the applicable vesting dates. Mr. Wagner’s employment agreement provided for severance as outlined below under “—Severance Arrangements.”

EXECUTIVE COMPENSATION

Pursuant to the Wagner December 2025 A&R Agreement, Mr. Wagner will be subject to non-competition and non-solicitation of employees and consultants restrictions during the employment term and for a period of 12 months after the termination thereof, as well as confidentiality and non-disparagement obligations.

Lindsey J. Christen.

Prior Agreement

We were party to an amended employment agreement with Ms. Christen with a term of employment ending on May 1, 2028. Under the terms of her prior employment agreement, Ms. Christen served as Chief Administrative and Legal Officer and Secretary of the Company and CWGS, LLC and was eligible to receive an annual base salary of $300,000 and an incentive bonus with a target opportunity of $600,000. Ms. Christen’s employment agreement provides for severance as outlined below under “—Severance Arrangements.”

Christen April 2026 A&R Agreement

Effective January 1, 2026, we are party to the Christen April 2026 A&R Agreement with a term of employment ending on December 31, 2028 with automatic one year renewals unless either party provides at least 90 days written notice of non-renewal. Under the terms of the Christen April 2026 A&R Agreement, Ms. Christen serves as Chief Administrative and Legal Officer and Secretary of the Company and CWGS, LLC and is eligible to receive an annual base salary of $700,000 and an annual incentive bonus with minimum, target, and maximum payout percentages of 75%, 100% and 150%, respectively, of her base salary. Additionally, Ms. Christen will be eligible for annual grants of PSUs with minimum, target and maximum payouts of 25,000, 50,000 and 75,000 PSUs, respectively, that will vest based on annual performance goals within ten (10) business days of the filing of the Company’s Annual Report on Form 10-K for the year with respect to which performance is to be certified. Both the annual incentive bonus and annual PSU award will be eligible to be earned based upon the achievement of target-level performance objectives to be established each year by the Board or Compensation Committee. In the event that the actual performance exceeds or falls below the applicable target-level performance objectives, the percentage used to determine the annual incentive bonus or number of earned PSUs, as applicable, will be adjusted upward or downward, as applicable, by an amount equal to 200% of the percentage by which actual performance exceeds or falls short of such target-level performance objectives. Notwithstanding the foregoing, in no event shall the annual bonus payout percentage for any year be less than 75% of Ms. Christen’s base salary or greater than 150% of Ms. Christen’s base salary and in no event shall the number of PSUs eligible to be earned and vest for any year be less than 50% of the target number of PSUs or greater than 150% of the target number of PSUs. Ms. Christen’s employment agreement provides for severance as outlined below under “—Severance Arrangements.”

Annual Incentive Compensation

Pursuant to the terms of the Lemonis December 2025 A&R Agreement, Mr. Lemonis’ annual bonus for 2025 was settled in shares of our Class A common stock, as detailed in “—Equity Compensation” below.

Pursuant to the terms of his amended employment agreement, Mr. Kirn was eligible to receive an annual bonus with a target opportunity equal to 200% of his base salary based on the achievement of certain performance objectives determined by the Company. For fiscal 2025, Mr. Kirn received an annual bonus of $800,000, which is equal to 100% of his target bonus.

Pursuant to the terms of his amended employment agreement in effect for 2025, Mr. Wagner received the Wagner Variable Compensation through monthly draws with respect to fiscal year 2025 based on internally forecasted consolidated Adjusted EBITDA performance for 2025, subject to adjustment up or down and “true ups” or deductions for any underpayments or overpayments, as applicable. For fiscal 2025, consolidated Adjusted EBITDA was $242.9 million. As a result, Mr. Wagner received a final-adjusted payout, based on his bonus percentage of 0.175% for the year ended December 31, 2025 equal to $425,114. Additionally, Mr. Wagner was eligible to receive an annual bonus with a target opportunity equal to $500,000 based on the achievement of certain performance objectives determined by the Company. For fiscal 2025, Mr. Wagner received an annual bonus of $500,000, which is equal to 100% of his target bonus.

EXECUTIVE COMPENSATION

Pursuant to the terms of her amended employment agreement, Ms. Christen was eligible to receive an annual bonus with a target opportunity equal to $600,000 based on the achievement of certain performance objectives determined by the Company. For fiscal 2025, Ms. Christen received an annual bonus of $600,000, which is equal to 100% of her target bonus.

Perquisites

Pursuant to their respective employment agreements each of our named executive officers are entitled to reimbursement of all reasonable business expenses incurred, including reimbursement of portable phone expenses.

Mr. Wagner and Ms. Christen are also provided a Company-owned vehicle suitable for the executive’s respective business and personal use and the Company also directly pays the sales tax, insurance and any license fees or tags for such vehicles on behalf of Mr. Wagner and Ms. Christen and each received gross-up payments for the income taxes associated with the Company-provided vehicle and associated costs. Mr. Lemonis received only gross-up payments relating to the Company’s payment of the full premium cost of health coverage on Mr. Lemonis’ behalf for January 2025 before the Lemonis January 2025 A&R Agreement was executed.

Restrictive Covenants

Pursuant to their respective employment agreements, described above, each of Mr. Kirn, Mr. Wagner and Ms. Christen is subject to non-competition restrictions after termination of the executive’s respective employment for a period of 12 months. All such restrictions restrict competition by such named executive officers within the continental United States, with the exception that, for any termination by Mr. Kirn, Mr. Wagner and Ms. Christen due to a material default by the Company of his or her respective employment agreement and such default remains uncured for 10 days, such competition restrictions shall not apply. The competition restrictions apply to any geographic location in which the Company, its subsidiaries or affiliates engage in business, whether through selling, distributing, manufacturing, marketing, purchasing, or otherwise.

Pursuant to his employment agreement, Mr. Lemonis is subject to non-competition restrictions after termination of employment for a period of 12 months, restricting “competitive activities” (as defined in his employment agreement) while permitting his pursuit of certain investments that are not involved in competitive activities, such as reality television shows, speaking engagements and endorsement arrangements.

Pursuant to their respective employment agreements, Mr. Lemonis is subject to non-solicitation of customers and clients as well as non-solicitation of former employees for a 12-month period after termination of employment and each of Mr. Kirn, Mr. Wagner and Ms. Christen is subject to non-solicitation of employees or consultants for a 12-month period after termination of employment.

In addition, Mr. Lemonis, Mr. Kirn, Mr. Wagner and Ms. Christen are subject to confidentiality obligations and Mr. Lemonis is subject to a non-disparagement provision pursuant to his employment agreement.

Equity Compensation

In 2025, we granted Mr. Lemonis both RSU and PSU awards pursuant to our 2016 Plan as described above under “Elements of our Executive Compensation Program—Stock-Based Incentives.”

In December 2025, Mr. Lemonis’ annual bonus for 2025 was settled with issuance of 217,391 shares of Class A common stock, net of 85,543 shares withheld to cover Mr. Lemonis’ associated payroll taxes. The quantity of shares was determined by rounding down the quotient of the $2,250,000 annual bonus divided by the Company’s closing stock price on December 12, 2025 ($10.35 per share).

Other Elements of Compensation

Retirement Plans

We currently maintain a 401(k) tax-qualified retirement plan (the “401(k) Plan”) that provides eligible employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Participants

EXECUTIVE COMPENSATION

are able to defer up to 75% of their eligible compensation subject to applicable annual Internal Revenue Code limits. All participants’ interests in their deferrals are 100% vested when contributed. The 401(k) Plan permits us to make matching and profit-sharing contributions on a discretionary basis to eligible participants. We did not make any discretionary matching contributions to our named executive officers or any profit-sharing contributions in fiscal year 2025.

Tax Gross-Ups

Other than the gross-up payments made to Mr. Wagner and Ms. Christen to cover the personal income taxes associated with each such executive’s personal use of Company-provided cars and the gross-up payment made to Mr. Lemonis to cover health insurance costs for January 2025, we generally do not make any other gross-up payments to cover our named executive officers’ personal income taxes that may pertain to the compensation or other perquisites paid or provided by the Company.

Outstanding Equity Awards at 2025 Fiscal Year End

As of December 31, 2025, each of our named executive officers held equity awards with respect to our Class A common stock granted pursuant to our 2016 Plan. Pursuant to Lemonis December 2025 A&R Agreement, all of the outstanding RSUs held by Mr. Lemonis were accelerated and vested as of December 15, 2025, which were comprised of RSUs with respect to 400,000 shares and with a market value (based on the closing price of our Class A common stock as of such date) of $4,000,000. Such amounts for Mr. Lemonis are included in the amounts presented in the section titled “Fiscal Year 2025 Option Exercises and Stock Vested” below.

The table below provides additional detail regarding all such equity awards outstanding as of fiscal year-end.

	Option Awards					Stock Awards
	Number of		Number of						Equity Incentive		Equity Incentive
	Securities		Securities			Number of		Market Value	Plan Number		Plan Awards:
	Underlying		Underlying			Awards That		of Awards That	Of Awards		Market Value of
	Unexercised		Unexercised	Option	Option	Have Not		Have Not	That Have		Awards That
	Options (#)		Options (#)	Exercise Price	Expiration	Vested		Vested	Not Vested		Have Not Vested
Name	Exercisable		Unexercisable	($)	Date	(#)		($)(1)	(#)		($)(1)
Marcus A. Lemonis	—		—	—	—	—		—	750,000	(2)	7,297,500
Thomas E. Kirn	—		—	—	—	1,000	(3)	9,730	—		—
	—		—	—	—	4,000	(4)	38,920	—		—
	—		—	—	—	12,000	(5)	116,760	—		—
	—		—	—	—	80,000	(6)	778,400	—		—
Matthew D. Wagner	—		—	—	—	10,000	(7)	97,300	—		—
	—		—	—	—	45,000	(8)	437,850	—		—
	—		—	—	—	80,000	(6)	778,400	—		—
	2,250	(9)	—	22.00	10/06/26	—		—	—		—
Lindsey J. Christen	—		—	—	—	4,000	(3)	38,920	—		—
	—		—	—	—	4,000	(4)	38,920	—		—
	—		—	—	—	18,000	(5)	175,140	—		—
	—		—	—	—	80,000	(6)	778,400	—		—

(1)	Amounts represent the market values of the outstanding RSUs and PSUs, calculated using the closing price of our Class A common stock at fiscal year-end, or $9.73, multiplied by the number of units that have not yet vested.
(2)	Amouns represent the number of PSUs granted to the executive on January 26, 2025 that have not yet vested, disclosed at the “target” performance level. The PSUs vest in four 187,500 share tranches based on stock price hurdles, ranging from $32.50 to $47.50 per share of our Class A common stock in $5.00 per share increments, during the three year performance period ending on December 31, 2027. If the Lemonis December 2025 A&R Agreement is not extended, the end of the post-termination measurement period will be February 16, 2027 and any tranche that has not met its stock price target will be forfeited.
(3)	Amounts represent the number of RSUs granted to the executive on June 17, 2021 that have not yet vested. One fifth of the award vests on the first five anniversaries of August 15, 2021.
(4)	Amounts represent the number of RSUs granted to the executive on December 2, 2021 that have not yet vested. One fifth of the award vests on the first five anniversaries of November 15, 2021
(5)	Amounts represent the number of RSUs granted to the executive on July 6, 2023 that have not yet vested. One fifth of the award vests on the first five anniversaries of August 15, 2023.
(6)	Amounts represent the number of RSUs granted to the executive effective on July 1, 2024 that have not yet vested. One fifth of the award vests on the first five anniversaries of August 15, 2024

EXECUTIVE COMPENSATION

(7)	Amounts represent the number of RSUs granted to the executive on October 25, 2021 that have not yet vested. One fifth of the award vests on the first five anniversaries of November 15, 2021.
(8)	Amounts represent the number of RSUs granted to the executive on January 12, 2023 that have not yet vested. One fifth of the award vests on the first five anniversaries of February 15, 2023.
(9)	Amount represents the number of stock options granted to the executive on October 6, 2016 that have not yet been exercised. These stock options are fully vested and exercisable.

Fiscal Year 2025 Option Exercises and Stock Vested

The following table summarizes the vesting of stock applicable to our named executive officers during fiscal year 2025.

	Stock Awards
	Number of shares
	acquired on vesting	Value realized on vesting
Name	(#)	($)(1)
Marcus A. Lemonis	817,391	$8,335,910
Thomas E. Kirn	35,000	$578,300
Matthew D. Wagner	60,000	$1,053,900
Lindsey J. Christen	39,000	$647,340

(1)	Represents the closing stock price on the NYSE on the vesting date multiplied by the number of shares underlying the executive’s RSU grant that vested.

Pension Benefits and Non-Qualified Deferred Compensation

We do not sponsor nor maintain, and our named executive officers do not currently participate in, any tax-qualified defined benefit or supplemental executive retirement plans. Our named executive officers participate in our tax-qualified 401(k) retirement savings plan, pursuant to which we have the ability to make matching and profit-sharing contributions on a discretionary basis to eligible participants. Employees and named executive officers are immediately vested in their contributions. We do not provide discretionary matching contributions to any of our named executive officers.

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

								Change in
								Control
				Qualifying		Death or		Qualifying
	With Cause	Without Cause		Resignation		Disability		Termination
Name/Form of Compensation	($)	($)		($)		($)		($)
Marcus A. Lemonis
Severance	—	3,750,000	(1)	3,750,000	(1)(3)	—		—
Incentive Compensation	—	—	(5)	—	(5)(3)	—	(5)	—
Continuation of Benefits	—	19,073	(2)	19,073	(2)(3)	—		—
Equity Acceleration	—	—	(6)	—	(6)(3)	—	(7)	—	(8)
Total	—	3,769,073		3,769,073		—		—
Thomas E. Kirn
Severance	—	1,200,000	(1)	1,200,000	(1)(4)	—		—
Incentive Compensation	—	500,000	(5)	500,000	(5)(4)	500,000	(5)	—
Continuation of Benefits	—	—	(2)	—	(2)(4)	—		—
Equity Acceleration	—	943,810	(6)	943,810	(6)(4)	943,810	(7)	943,810	(8)
Total	—	2,643,810		2,643,810		1,443,810		943,810
Matthew D. Wagner
Severance	—	1,264,445	(9)	1,264,445	(9)(4)	—		—
Incentive Compensation	—	566,715	(5)	566,715	(5)(4)	566,715	(5)	—
Continuation of Benefits	—	43,761	(2)	43,761	(2)(4)	—		—
Equity Acceleration	—	1,313,550	(6)	1,313,550	(6)(4)	1,313,550	(7)	1,313,550	(8)
Total	—	3,188,471		3,188,471		1,880,265		1,313,550
Lindsey J. Christen
Severance	—	900,000	(1)	900,000	(1)(4)	—		—
Incentive Compensation	—	240,000	(5)	240,000	(5)(4)	240,000	(5)	—
Continuation of Benefits	—	—	(2)	—	(2)(4)	—		—
Equity Acceleration	—	1,031,380	(6)	1,031,380	(6)(4)	1,031,380	(7)	1,031,380	(8)
Total	—	2,171,380		2,171,380		1,271,380		1,031,380

(1)	Severance payment reflects the sum of (i) one year of base salary ($1,500,000 for Mr. Lemonis, $400,000 for Mr. Kirn and $300,000 for Ms. Christen) plus (ii) the executive’s target annual bonus amount as of December 31, 2025 ($2,250,000 for Mr. Lemonis, $800,000 for Mr. Kirn and $600,000 for Ms. Christen).
(2)	Represents eighteen (18) months of continued payments of health coverage premiums under COBRA at the fiscal 2026 COBRA premium rate, assuming the named executive officer timely elects to receive the benefits. Although Ms. Christen and Mr. Kirn are entitled to them under their respective employment agreements, Ms. Christen and Mr. Kirn have not elected to receive benefits and thus would not be eligible for continuation of benefits.
(3)	Amounts payable (i) at the expiration of the term of the Lemonis December 2025 A&R Agreement on December 31, 2026 or (ii) for Mr. Lemonis, upon a resignation for “good reason”, and for each other named executive officer, upon a resignation of employment due to a material default of the applicable employment agreement that remains uncured beyond the applicable cure period
(4)	Amounts payable only upon a resignation of employment due to a material default of the applicable employment agreement that remains uncured beyond the 10-day cure period.
(5)	For Mr. Lemonis, his 2025 annual bonus of $2,250,000 was settled on December 15, 2025 with the issuance of 217,391 shares of Class A common stock, net of 85,543 shares withheld to cover Mr. Lemonis’ associated payroll taxes. For Mr. Kirn and Ms. Christen, the amount represents the annual bonus amount, which shall be equal to the target bonus amount assuming Mr. Kirn and Ms. Christen’s employment terminates on December 31, 2025 $800,000 for Mr. Kirn and $600,000 for Ms. Christen), less incentive advances made during fiscal year 2025 if applicable ($300,000 for Mr. Kirn and $360,000 for Ms. Christen). For Mr. Wagner, amount is equal to the sum of the (i) applicable bonus percentage (0.175%) multiplied by the consolidated Adjusted EBITDA of $265,397,000 for the 12 month period ended on November 30, 2025 (the last day of the calendar month immediately preceding the date of termination) and (ii) the target bonus amount assuming Mr. Wagner’s employment terminates on December 31, 2025 ($500,000), less incentive draws made during fiscal year 2025 ($397,730).
(6)	Amounts reflect full vesting of all unvested RSUs, assuming the named executive officer’s employment terminates on December 31, 2025. Outstanding PSUs do not vest unless the tranches’ respective stock price hurdles are achieved within thirty (30) consecutive trading days following termination.

EXECUTIVE COMPENSATION

(7)	Amounts reflect full vesting of all unvested RSUs, assuming the named executive officer’s employment terminates on December 31, 2025 due to death or Disability (as such term is defined in the applicable RSU award agreement). Outstanding PSUs do not vest unless the tranches’ respective stock price hurdles are achieved within thirty (30) consecutive trading days following termination, and as a result, no PSUs would have been earned on December 31, 2025 under the circumstances outlined in the table.
(8)	Amounts reflect full vesting of all unvested RSUs, assuming the named executive officer’s employment terminates on December 31, 2025, provided such termination is a termination without cause occurring during the twelve (12) month period immediately following a change in control (as defined in the 2016 Plan). Outstanding PSUs do not vest unless the change in control price exceeds a tranche’s stock price hurdle and the vesting of the next tranche is interpolated if the change in control price falls between two stock price hurdles. As a result, assuming a change in control price calculated using the closing price of our Class A common stock at fiscal year-end, or $9.73, no PSUs would have been earned as of December 31, 2025.
(9)	Severance payment reflects the sum of (i) one year of base salary ($300,000) plus (ii) one year of Mr. Wagner’s incentive compensation based on the product of Mr. Wagner’s applicable bonus percentage (0.175%) multiplied by the consolidated Adjusted EBITDA of $265,397,000 for the 12-month period ended on November 30, 2025 (the last day of the calendar month immediately preceding the date of termination) plus (iii) Mr. Wagner’s target annual bonus amount as of December 31, 2025 ($500,000).

Severance Arrangements

We maintain compensation and benefit plans and arrangements that provide payment of compensation to our named executive officers in the event of certain terminations of employment or a change in control of the Company. The amount of compensation payable to each named executive in these situations is described below.

Pursuant to his or her respective employment agreement, upon a termination of employment for any reason, each of our named executive officers is entitled to receive such executive’s base salary for the applicable year through the date of termination, any accrued and unused vacation or paid time off through the date of termination and reimbursement of any business expenses incurred in the ordinary course of business through the date of termination.

Pursuant to their respective employment agreements, Mr. Lemonis, Mr. Kirn, Mr. Wagner and Ms. Christen are each also entitled to certain severance payments upon a termination of employment, conditioned upon the execution and nonrevocation of a release of claims in favor of the Company.

For purposes of each of Mr. Lemonis, Mr. Kirn, Mr. Wagner and Ms. Christen employment agreements, “cause” means the occurrence of (A) the named executive officer’s breach of such executive’s employment agreement in any material respect, which breach is not cured by, or is not capable of being cured, within ten (10) days after written notice of such breach has been delivered to the named executive officer; (B) engagement in misconduct (including violation of our Company policies) that is materially injurious to the Company as reasonably determined by the Board; (C) conviction of (i) any felony or (ii) any misdemeanor involving a crime of moral turpitude, theft or fraud; (D) use of illegal substances; or (E) knowing falsification or cause to be falsified, in any material respect, the financial records and financial statements of the Company.

In addition, the employment agreements of Mr. Kirn, Mr. Wagner and Ms. Christen clarified that for the avoidance of doubt, a “material default” by the Company shall also be deemed to have occurred upon any of the following actions by the acquirer in a change in control (as defined in the 2016 Plan): (i) the acquirer’s failure to hire the executive or failure to make an offer of employment to the executive on substantially the terms and conditions set forth in the executive’s employment agreement, effective as of the change in control; or (ii) following the change in control, the acquirer materially and adversely changes the executive’s compensation, duties or employment location as set forth in the executive’s employment agreement without his or her consent.

Equity Awards

In the event the service of Mr. Kirn, Mr. Wagner or Ms. Christen is terminated (a) by reason of the executive’s death or disability or (b) by the Company without cause during the twelve-month period immediately following a change in control (as defined in the 2016 Plan), any outstanding RSUs held by such executive shall immediately accelerate and vest as of such termination.

EXECUTIVE COMPENSATION

Marcus A. Lemonis.

January 2025 A&R Agreement

Upon a termination of his employment by the Company without cause or by him for good reason (each as defined in the January 2025 A&R Agreement), due to the Company’s non-renewal of the term or due to the expiration of the term following a transition by Mr. Lemonis from Chief Executive Officer and Chairman solely to the role of Executive Chairman, Mr. Lemonis was entitled to receive, subject to execution and delivery of a release, (a) his annual bonus for the prior calendar year to the extent not yet paid, (b) his target annual bonus for the calendar year in which his employment is terminated, prorated based on the number of days Mr. Lemonis was employed during such year, payable within 75 days following such termination, (c) acceleration of any outstanding time-based equity awards in the event Mr. Lemonis does not continue to serve as a member of the Board (with the vesting of any equity awards that is tied in whole or in part to performance to be governed by the terms of the applicable award agreement), (d) payment for COBRA benefits for a period of 18 months following termination and (e) an amount equal to the sum of his annual base salary and his target annual bonus for the year in which termination occurs, payable over a one-year period.

December 2025 A&R Agreement

Upon a termination of employment of Mr. Lemonis by the Company without cause, by him for good reason (each as defined in the Lemonis December 2025 A&R Agreement) or due to the non-renewal of the term (ending on December 31, 2026), Mr. Lemonis is entitled to receive, subject to execution and delivery of a release, (a) his annual bonus for the prior calendar year to the extent not yet paid, (b) if such termination occurs during fiscal year 2026, his annual bonus for 2026, (c) the vesting of any equity awards that is tied in whole or in part to performance shall be governed by the terms of the applicable award agreement, (d) payment for COBRA benefits for a period of 18 months following termination and (e) an amount equal to the sum of his annual base salary and his target annual bonus for the year in which termination occurs, which shall be paid within seventy-five (75) days following such termination of Mr. Lemonis’ employment but in all events prior to December 31 of the calendar year in which the date of termination occurs). If permitted by the Board, the severance payments described in clauses (a), (b), and (e) shall be payable in the form of fully vested shares rather than cash.

Thomas E. Kirn.

Upon termination of Mr. Kirn due to death or disability, Mr. Kirn (or his heirs and assigns) is entitled to receive (a) his annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if his employment had not terminated, (b) his target annual bonus for the calendar year in which his employment is terminated, prorated based on the number of days Mr. Kirn was employed during such year (with payment to be made within 90 days following such termination) and (c) any outstanding RSUs held by Mr. Kirn shall immediately accelerate and vest as of such termination.

Upon a termination of employment of Mr. Kirn without cause (as defined above) or due to a material default of his employment agreement (that remains uncured beyond the 10 day cure period), Mr. Kirn is entitled to receive, subject to execution and delivery of a release, (a) his annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if his employment had not terminated, (b) his target annual bonus for the calendar year in which his employment is terminated, prorated based on the number of days Mr. Kirn was employed during such year (with payment to be made within 90 days following such termination), (c) any outstanding RSUs held by such executive shall immediately accelerate and vest as of such termination, (d) payment for COBRA benefits for a period of eighteen (18) months following termination for Mr. Kirn and any dependents covered immediately prior to termination and (e) an amount equal to the sum of (i) one year of the applicable base salary and (ii) his target annual bonus for the year in which termination occurs, payable over a one-year period.

Pursuant to the Kirn April 2026 A&R Agreement, which superseded his prior employment agreement effective January 1, 2026, upon a termination of his employment by the Company without cause or by him for good reason (each as defined in the Kirn April 2026 A&R Agreement), or due to the Company’s non-renewal of the term, Mr. Kirn is entitled to receive, subject to execution and delivery of a release, (a) his annual bonus for the prior calendar year to the extent not yet paid, (b) his target annual bonus for the calendar year in which his employment is terminated, prorated based on the number of

EXECUTIVE COMPENSATION

days Mr. Kirn was employed during such year, payable within 75 days following such termination, (c) acceleration of any outstanding equity awards (with the vesting of any equity awards that are tied in whole or in part to performance to be based on the target level of performance, unless otherwise specified in the applicable award agreement), (d) payment for COBRA benefits for a period of 18 months following termination and (e) an amount equal to the sum of his annual base salary and his target annual bonus for the year in which termination occurs, payable over a one-year period.

Matthew D. Wagner.

Upon termination of Mr. Wagner due to death or disability, Mr. Wagner (or his heirs and assigns) is entitled to receive (a) his annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if his employment had not terminated, (b) his target annual bonus for the calendar year in which his employment is terminated, prorated based on the number of days Mr. Wagner was employed during such year (with payment to be made within 90 days following such termination), (c) any incentive compensation for the calendar year in which Mr. Wagner’s employment is terminated (equal to the product of the consolidated Adjusted EBITDA for the 12 month period ending on the last day of the calendar month immediately preceding the date of termination and Mr. Wagner’s incentive compensation percentage), prorated based on the number of days Mr. Wagner was employed during such year and (d) any outstanding RSUs held by Mr. Wagner shall immediately accelerate and vest as of such termination.

Upon a termination of employment of Mr. Wagner without cause (as defined above) or due to a material default of his employment agreement (that remains uncured beyond the 10 day cure period), Mr. Wagner is entitled to receive, subject to execution and delivery of a release, (a) his annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if his employment had not terminated, (b) his target annual bonus for the calendar year in which his employment is terminated, prorated based on the number of days Mr. Wagner was employed during such year (with payment to be made within 90 days following such termination), (c) any incentive compensation for the calendar year in which Mr. Wagner’s employment is terminated (equal to the product of the consolidated Adjusted EBITDA for the 12 month period ending on the last day of the calendar month immediately preceding the date of termination and Mr. Wagner’s incentive compensation percentage), prorated based on the number of days Mr. Wagner was employed during such year, (d) any outstanding RSUs held by such executive shall immediately accelerate and vest as of such termination, (e) payment for COBRA benefits for a period of eighteen (18) months following termination for Mr. Wagner and any dependents covered immediately prior to termination and (f) an amount equal to the sum of (i) one year of the applicable base salary, (ii) his target annual bonus for the year in which termination occurs and (iii) incentive compensation for the calendar year in which Mr. Wagner’s employment is terminated (equal to the product of the consolidated Adjusted EBITDA for the 12 month period ending on the last day of the calendar month immediately preceding the date of termination and Mr. Wagner’s incentive compensation percentage), payable over a one-year period.

Pursuant to the Wagner December 2025 A&R Agreement, upon a termination of his employment by the Company without cause or by him for good reason (each as defined in the Wagner December 2025 A&R Agreement), or due to the Company’s non-renewal of the term, Mr. Wagner is entitled to receive, subject to execution and delivery of a release, (a) his incentive compensation and/or annual bonus for the prior calendar year to the extent not yet paid, (b) his target annual bonus for the calendar year in which his employment is terminated, prorated based on the number of days Mr. Wagner was employed during such year, payable within 75 days following such termination, (c) acceleration of any outstanding time-based equity awards (with the vesting of any equity awards that is tied in whole or in part to performance to be governed by the terms of the applicable award agreement), (d) payment for COBRA benefits for a period of 18 months following termination and (e) an amount equal to the sum of his annual base salary and his target annual bonus for the year in which termination occurs, payable over a one-year period.

Lindsey J. Christen.

Upon termination of Ms. Christen due to death or disability, Ms. Christen (or her heirs and assigns) is entitled to receive (a) her annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if her employment had not terminated, (b) her target annual bonus for the calendar year in which her employment is terminated, prorated based on the number of days Ms. Christen was employed during such year (with payment to be made within 90 days following such termination) and (c) any outstanding RSUs held by Ms. Christen shall immediately accelerate and vest as of such termination.

EXECUTIVE COMPENSATION

Upon a termination of employment of Ms. Christen without cause (as defined above) or due to a material default of her employment agreement (that remains uncured beyond the 10 day cure period), Ms. Christen is entitled to receive, subject to execution and delivery of a release, (a) her annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if her employment had not terminated, (b) her target annual bonus for the calendar year in which her employment is terminated, prorated based on the number of days Ms. Christen was employed during such year (with payment to be made within 90 days following such termination), (c) any outstanding RSUs held by such executive shall immediately accelerate and vest as of such termination, (d) payment for COBRA benefits for a period of eighteen (18) months following termination for Ms. Christen and any dependents covered immediately prior to termination and (e) an amount equal to the sum of (i) one year of the applicable base salary and (ii) her target annual bonus for the year in which termination occurs, payable over a one-year period.

Pursuant to the Christen April 2026 A&R Agreement, which superseded her prior employment agreement effective January 1, 2026, upon a termination of her employment by the Company without cause or by her for good reason (each as defined in the Christen April 2026 A&R Agreement), or due to the Company’s non-renewal of the term, Ms. Christen is entitled to receive, subject to execution and delivery of a release, (a) her annual bonus for the prior calendar year to the extent not yet paid, (b) her target annual bonus for the calendar year in which her employment is terminated, prorated based on the number of days Ms. Christen was employed during such year, payable within 75 days following such termination, (c) acceleration of any outstanding equity awards (with the vesting of any equity awards that are tied in whole or in part to performance to be based on the target level of performance, unless otherwise specified in the applicable award agreement), (d) payment for COBRA benefits for a period of 18 months following termination and (e) an amount equal to the sum of her annual base salary and her target annual bonus for the year in which termination occurs, payable over a one-year period.

COMPENSATION RISK ASSESSMENT

With oversight from the Compensation Committee, we review our executive compensation structure to determine whether our compensation policies and practices encourage our executive officers and employees to take unnecessary or excessive risks and whether these policies and practices properly mitigate risk. As described above, our compensation structure is designed to incentivize executives and employees to achieve our financial and strategic goals that promote long-term stockholder returns. The compensation design balances such incentives with multiple elements designed to discourage excessive risk-taking by executives and employees to obtain short-term benefits that may be harmful to us and our stockholders in the long term. We believe that our compensation policies and practices are reasonable and do not create risks that are reasonably likely to have a material adverse effect on the Company.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our equity compensation plans under which our Class A common stock is authorized for issuance, as of December 31, 2025:

Number of
Securities to be
	Issued Upon	Weighted Average	Number of
	Exercise of	Exercise Price of	Securities Available
	Outstanding	Outstanding	for Future Issuance
	Options, Warrants	Options, Warrants	Under Equity
Plan Category	and Rights	and Rights(2)	Compensation Plans
Equity compensation plans approved by security holders (1)	2,803,195	$21.97	4,189,886
Equity compensation plans not approved by security holders	—	—	—
Total	2,803,195	$21.97	4,189,886

(1)	Includes awards granted and available to be granted under our 2016 Plan. Does not include shares that may be issued to Mr. Lemonis pursuant to his employment agreement for purposes of his 2026 bonus or any severance payable thereunder with an aggregate target value of $6,000,000, both of which may be settled in shares at his election. These are liability-classified awards within the scope of ASC 718 and are expected to settle, if at all, in December 2026. If those liability-classified awards had been settled in shares on December 31, 2025, the Company would have issued 616,648 shares of Class A common stock under our 2016 Plan to Mr. Lemonis. There can be no assurance if or how many shares will ultimately be issued to Mr. Lemonis upon satisfaction of those amounts under his employment agreement and the actual number of shares may differ from the number of shares reflected in this footnote.
(2)	Does not reflect the shares that will be issued upon the vesting of outstanding RSUs, which have no exercise price.

DIRECTOR COMPENSATION

2025 DIRECTOR COMPENSATION TABLE

The following table contains information concerning the compensation of our non-employee directors for the year ended December 31, 2025.

	Fees Earned or Paid
	in Cash		Stock Awards
Name	($)		($)(1)		Total ($)
Andris A. Baltins	122,830	(2)	149,987		272,817
Brian P. Cassidy	112,500	(3)	149,987	(9)	262,487
Mary J. George	165,302	(4)	149,987		315,289
Kathleen S. Lane	117,500	(5)	149,987		267,487
Michael W. Malone	137,500	(6)	149,987		287,487
Brent Moody	100,000	(7)	249,973	(10)	349,973
K. Dillon Schickli	131,566	(8)	149,987		281,553

(1)	Represents the aggregate grant date fair value for RSUs granted in fiscal year 2025, determined in accordance with FASB ASC Topic 718. See Note 21—Stock-Based Compensation Plans of the Consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for the assumptions used in valuing such awards.
(2)	Represents annual director fees equal to $100,000 and committee fees equal to $22,830.
(3)	Represents annual director fees equal to $100,000 and committee fees equal to $12,500. All fees received were paid to Crestview.
(4)	Represents annual director fees equal to $100,000, committee fees equal to $15,302 and lead independent director fees of $50,000.
(5)	Represents annual director fees equal to $100,000 and committee fees equal to $17,500.
(6)	Represents annual director fees equal to $100,000 and committee fees equal to $37,500.
(7)	Represents annual director fees equal to $100,000.
(8)	Represents annual director fees equal to $100,000 and committee fees equal to $31,566.
(9)	Represents grant to Mr. Cassidy of RSUs made during fiscal 2025. All rights, title and interest in the shares of Class A common stock underlying the restricted stock award were assigned to Crestview.
(10)	In addition to the annual grant of 9,650 RSUs received by each of the non-employee directors on May 15, 2025, Mr. Moody received a Vice Chairperson of the Board grant of 6,433 RSUs on May 15, 2025.

The table below shows the grant date fair value for each share underlying the award granted to our non-employee directors during fiscal 2025 and the number of unvested RSUs held by each non-employee director serving as of December 31, 2025.

			Total RSUs
			Outstanding at
	RSUs Granted in	Grant Date Fair	December 31, 2025
Name	2025 (#)	Value per share ($)	(#)
Andris A. Baltins(1)	9,650	15.54	14,423
Brian P. Cassidy	9,650	15.54	9,650
Mary J. George	9,650	15.54	9,650
Kathleen S. Lane	9,650	15.54	9,650
Michael W. Malone	9,650	15.54	9,650
Brent Moody(2)	16,083	15.54	16,083
K. Dillon Schickli(1)	9,650	15.54	14,423

DIRECTOR COMPENSATION

(1)	Total RSUs outstanding at December 31, 2025 include 4,773 RSUs from an October 2016 grant for which the director voluntarily elected to defer the vesting until the earliest of (i) their separation from service, (ii) a change in control event, or (iii) their death.
(2)	In addition to the annual grant of 9,650 RSUs received by each of the non-employee directors on May 15, 2025, Mr. Moody received a Vice Chairperson of the Board grant of 6,433 RSUs on May 15, 2025. In December 2025, the Board appointed Mr. Moody as Chairman of the Board effective January 1, 2026. In conjunction with this appointment, the Board approved an RSU grant to Mr. Moody effective January 1, 2026 with a grant-date fair value of $550,000 (59,518 RSUs) that will vest on January 1, 2027, subject to continued membership on the Board through the applicable vesting date. This Chairman of the Board RSU grant for Mr. Moody is considered granted effective January 1, 2026 and is not included in the above table.

NARRATIVE DISCLOSURE TO DIRECTOR COMPENSATION TABLE

Pursuant to our Non-Employee Director Compensation Policy, as amended from time to time, our non-employee directors are entitled to receive a mix of cash and equity compensation. Under the Non-Employee Director Compensation Policy, our non-employee directors are entitled to receive an annual cash retainer of $100,000 and cash retainer fees for services to certain committees: for services as a member of the Audit, Compensation, or Nominating and Corporate Governance Committee, a non-employee director is entitled to receive a cash retainer of $17,500, $12,500 or $7,500, respectively. For services as a Chairperson on the Audit, Compensation, or Nominating and Corporate Governance Committee, a non-employee director is entitled to receive a cash retainer of $30,000, $20,000, or $15,000, respectively. A non-employee director serving as the lead independent director is entitled to receive an additional cash retainer of $50,000 for such service. All such fees are payable on a quarterly basis and paid on a pro rata basis for any director not serving on the Board for the full quarter. There are no fees paid for board or committee meeting attendance. Directors who are also employees of the Company do not receive compensation for their service on the Board.

Our Non-Employee Director Compensation Policy provides for an annual grant under the 2016 Plan, awarded on the date of each annual stockholders meeting, of RSUs with an aggregate fair value on the date of grant of $150,000 to each of our non-employee directors serving on our Board as of the date of such annual stockholders meeting and who will continue to serve as a non-employee director immediately following such annual meeting. In addition, any non-employee director initially elected or appointed to the Board on any date other than the date of the annual meeting would receive a grant of RSUs having an aggregate fair value on the date of such non-employee director’s initial election or appointment equal to a pro-rated fraction of $150,000, calculated to reflect the non-employee director’s service on the Board since the prior annual meeting. Grants to our non-employee directors will vest fully on the one-year anniversary of the date of grant, subject to continued service through the applicable vesting date and subject to full acceleration upon a change of control (as defined in the 2016 Plan) or if the non-employee director is not re-elected to the Board of Directors. We permitted our non-employee directors the option to make voluntary deferral elections at the time of grant.

On December 2, 2025, in light of the separation of the roles of Chief Executive Officer and Chairman, the Board approved an additional 2026 cash retainer of $100,000 and an award of restricted stock units with an aggregate fair market value on the date of grant of $550,000 for Mr. Moody for his service as non-executive chairman of the Board during 2026. The restricted stock unit award was granted on January 1, 2026 and will vest on the first anniversary of the date of grant, subject to Mr. Moody’s continued service through such date.

In connection with our IPO, we adopted a director stock ownership policy encouraging our non-employee directors to hold, directly or indirectly, by the later of the fifth anniversary of the pricing of our IPO or the first date of such director’s service on the Board, shares of our Class A common stock and/or interests in CWGS, LLC with a value equal to or in excess of five times such non-employee director’s annual base retainer fee.

Our non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Mr. Lemonis, who served as both an executive and a director through December 31, 2025, did not receive any additional compensation in respect of his service on our Board of Directors. For additional information on the compensation paid to Mr. Lemonis for his service as an executive officer of the Company, see the “Compensation of our Named Executive Officers— Summary Compensation Table” above.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Company’s “Compensation Discussion and Analysis.” Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Andris A. Baltins (Chair)
Mary J. George
Brian P. Cassidy

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the total annual compensation of our principal executive officer to the median of the annual total compensation of all our employees (other than our principal executive officer) (the “CEO Pay Ratio”). For 2025, our principal executive officer was Mr. Lemonis. Our CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with Item 402(u).

In 2025, our last completed fiscal year, the total annual compensation of our CEO as reported in the Summary Compensation Table, was $30,404,864.

The total annual compensation of our median employee, calculated in the same manner as the CEO’s, was $57,238.

As a result, the ratio of our CEO’s total annual compensation to the total annual compensation of our median employee in 2025 was approximately 531.2:1.

We identified our median employee by examining compensation information derived from payroll records for all employees, excluding our CEO, who were actively employed by us on December 31, 2025. As of such date, we employed approximately 11,427 active employees, all located within the United States. In identifying our median employee, we examined our complete census file (reflecting an aggregate of 19,892 current and former employees), and elected to include only those who were actively employed as full-time or part-time employees as of December 31, 2025. In identifying our median employee, we examined gross pay—actual base salary (for salaried employees) and wages (for hourly employees)—for the twelve-month period ended December 31, 2025 as the most appropriate measure of compensation and consistently applied that measure to all employees included in the calculation.

Our median employee—a lot porter—is an hourly worker located in the upper midwest region of the United States. We calculated annual total compensation for this employee using the same methodology we use for our named executive officers, as set forth in the Summary Compensation Table in this proxy statement, and this employee’s annual total compensation to compute the ratio of the Chief Executive Officer’s total pay to that of the median employee. The median employee gross pay amounts are inclusive of base pay, overtime and paid time off and the median employee was not entitled to receive any bonus, commissions, equity compensation nor perquisite payments during 2025.

Prior to 2025, Mr. Lemonis’ compensation consisted solely of health premium gross-up payments other than in 2021, where Mr. Lemonis received a special one-time stock grant. With the initiation of regular cash and equity compensation for Mr. Lemonis in 2025, he received equity grants in January 2025 that were originally intended to serve as compensation over the three-year term of Mr. Lemonis’ employment agreement. These equity grants had an aggregate grant-date fair value of $23,653,785, and together with the 2025 annual bonus payable to Mr. Lemonis which was settled in shares following Mr. Lemonis’ election to receive payment of such bonus in shares pursuant to his employment agreement (and so was within the scope of ASC 718), had an aggregate grant-date fair value of $25,903,782 which is included in the total annual compensation of our CEO used in the CEO Pay Ratio. This amount includes (i) 600,000 RSUs with a grant date fair value of $13,275,660 with a realized value for the vesting of all 600,000 RSUs in 2025 of $6,162,000; (ii) 750,000 PSUs with a grant date fair value of $10,378,125 for which Mr. Lemonis will not realize any value unless the 30-day consecutive trading day closing stock price average is at least $32.50 per share by the end of the post-termination measurement period of February 16, 2027, assuming the term of Mr. Lemonis’ services under the Lemonis December 2025 A&R Agreement is not extended (as of December 31, 2025, the Company’s closing stock price was $9.73); and (iii) the 2025 share-settled bonus with a grant-date fair value and realized value of $2,249,997. See “Elements of our Executive Compensation Program—Stock-Based Incentives” for further details.

PAY VS PERFORMANCE

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2021, 2022, 2023, 2024 and 2025, and our financial performance for each such fiscal year:

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
					Value of Initial Fixed $100
					Investment Based on:
			Average
	Summary		Summary	Average		Peer Group
	Compensation	Compensation	Compensation	Compensation	Total	Total
	Table Total for	Actually Paid to	Table Total for	Actually Paid to	Shareholder	Shareholder		Adjusted
	PEO	PEO	Non-PEO NEOs	Non-PEO NEOs	Return	Return	Net Income	EBITDA
Year	($)	($)(1)	($)	($)(1)	($)	($)(2)	($)	($)(3)
2025	30,404,864	13,806,367	1,144,246	1,022,979	47.75	155.38	(105,638,000)	242,922,000
2024	13,414	13,414	1,988,619	1,813,526	99.99	148.64	(78,880,000)	178,843,000
2023	11,241	11,241	1,875,844	2,500,658	121.85	111.65	52,929,000	286,213,000
2022	11,192	11,192	1,399,769	(736,820)	97.40	78.41	337,832,000	653,390,000
2021	20,011,035	20,011,035	3,077,543	5,361,043	161.00	119.31	645,497,000	942,126,000

(1)

Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2025	Marcus A. Lemonis	Thomas E. Kirn, Matthew D. Wagner and Lindsey J. Christen
2024	Marcus A. Lemonis	Thomas E. Kirn, Matthew D. Wagner, Lindsey J. Christen, Brent Moody and Karin L. Bell
2023	Marcus A. Lemonis	Thomas E. Kirn, Karin L. Bell, Matthew D. Wagner and Lindsey J. Christen
2022	Marcus A. Lemonis	Karin L. Bell, Brent Moody, Tamara R. Ward and Matthew D. Wagner
2021	Marcus A. Lemonis	Karin L. Bell, Brent Moody, Tamara R. Ward and Matthew D. Wagner

Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2025
		Average Non-
Adjustments	PEO	PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(25,903,782)	—
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	969,375	—
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	8,335,910	—
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	—	50,016
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	—	(171,283)
TOTAL ADJUSTMENTS	(16,598,497)	(121,267)

(2)	For the relevant fiscal year, represents the cumulative TSR (the “Peer Group TSR”) of the S&P 500 Consumer Discretionary Distribution & Retailing Index.
(3)

Adjusted EBITDA is a non-GAAP measure. For a reconciliation of Adjusted EBITDA to net income, see “Appendix A — Non-GAAP Financial Measures”. We selected Adjusted EBITDA as the Company-Selected Measure due to it being an important financial performance measure that helps link compensation actually paid to the Company’s NEOs to the Company’s performance for the most recently completed fiscal year. Specifically, Adjusted EBITDA is used to evaluate performance under the Company’s annual performance-based cash incentive program.

The fair values of equity awards included in the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs are calculated at the required measurement dates, consistent with the approach used to value the awards at the grant date as described in our Annual Report on Form 10-K for the year ended December 31, 2025. Any changes to the RSU fair values from the grant date (for current year grants) and from prior year-end (for prior

PAY VS PERFORMANCE

year RSU grants) are based on our updated stock price and present value of the expected dividends, as applicable, at the respective measurement dates.

Narrative Disclosure to Pay Versus Performance Table

Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, as well as the relationship between our TSR and the Peer Group TSR, (ii) our net income, and (iii) our Adjusted EBITDA, in each case, for the fiscal years ended December 31, 2021, 2022, 2023, 2024 and 2025.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Compensation Actually Paid vs Net Income
$645.5M
$337.8M
$52.9M
-$78.9M
-$105.6M
$20,011.0K
$5,361.0K
$11.2K
-$736.8K
$11.2K
$2,500.7K
$13.4K
$1,813.5K
$13,806.4K
$1,023.0K
2021
2022
2023
2024
2025
CEO pay ($ in thousands)
Other NEO Pay ($ in thousands)
Net Income ($ in millions)

PAY VS PERFORMANCE

Compensation Actually Paid vs Adj EBITDA
$942.1M
$653.4M
$286.2M
$178.8M
$242.9M
$20,011.0K
$5,361.0K
$11.2K
-$736.8K
$11.2K
$2,500.7K
$13.4K
$1,813.5K
$13,806.4K
$1,023.0K
2021
2022
2023
2024
2025
CEO pay ($ in thousands)
Other NEO Pay ($ in thousands)
Adj EBITDA ($ in millions)

Compensation Actually Paid vs TSR and Peer Group TSR
$100.00
$161.00
$119.31
$97.40
$78.41
$121.85
$111.65
$99.99
$148.64
$155.38
$47.75
$20,011.0K
$5,361.0K
$11.2K
-$736.8K
$11.2K
$2,500.7K
$13.4K
$1,813.5K
$13,806.4K
$1,023.0K
12/31/2020
2021
2022
2023
2024
2025
CEO pay ($ in thousands)
Other NEO Pay ($ in thousands)
TSR ($)
Peer Group TSR ($)

PAY VS PERFORMANCE

For 2022, the average compensation actually paid to named executive officers, excluding Mr. Lemonis, was negative $0.7 million. This negative amount was driven primarily by the decrease in the Company’s stock price between December 31, 2021 and 2022 ($40.40 and $22.32, respectively), which decreased the fair value of unvested RSUs that were outstanding for all of 2022. Additionally, no equity awards were granted to named executive officers in 2022.

In recognition of the Company’s extraordinary performance in fiscal 2021, the Board determined to award Mr. Lemonis a stock bonus of 510,986 shares of our Class A common stock on December 15, 2021, which had a grant date fair value of $19,999,992. Upon payment of this stock bonus, 197,416 of the shares were withheld to cover associated taxes. Also in December 2021, Mr. Lemonis donated 540,699 common units which are convertible into 540,699 Class A shares to two educational institutions and a charitable organization, the value of which exceeded the value of the shares received by Mr. Lemonis pursuant to his stock bonus. As a result, Mr. Lemonis’ compensation for purposes of Summary Compensation Table reporting was significantly impacted.

Pay Versus Performance Tabular List

We believe Adjusted EBITDA represents the most important financial performance measure used by us to link compensation actually paid to our NEOs for the fiscal year ended December 31, 2025.

We did not utilize any other financial performance measures to link compensation actually paid to our named executive officers in 2025 to Company performance.

For additional details regarding our most important financial performance measure, please see the sections titled “Fiscal Year 2025 Overall Performance” and “Annual Performance-Based Cash Incentives” in our CD&A elsewhere in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Class A common stock, Class B common stock and Class C common stock for:

●	each person known by us to beneficially own more than 5% of our Class A common stock, our Class B common stock or our Class C common stock;
●	each of our directors and director nominees;
●	each of our named executive officers; and
●	all of our executive officers and directors as a group.

As described in “Certain Relationships and Related Person Transactions,” each common unit of CWGS, LLC (other than common units held by us) is redeemable from time to time at each holder’s option for, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), newly-issued shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case in accordance with the terms of the CWGS, LLC’s amended and restated limited liability company agreement, as amended to date (“CWGS LLC Agreement”); provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), we may effect a direct exchange of such Class A common stock or such cash, as applicable, for such common units.

The Continuing Equity Owners, whom the Company defines as, collectively, ML Acquisition, funds controlled by Crestview Partners II GP, L.P. and, collectively, Brent Moody, Andris A. Baltins, K. Dillon Schickli, and certain other current and former non-executive employees, former executive officers, and former directors, in each case, who held profits units in CWGS, LLC pursuant to CWGS, LLC’s equity incentive plan that was in existence prior to our IPO and who received common units of CWGS, LLC in exchange for their profits units in connection with certain reorganization transactions related to our IPO (collectively, the “Former Profits Unit Holders”), and each of their permitted transferees that own common units in CWGS, LLC and who may redeem at each of their options their common units for, at the Company’s election (determined solely by the Company’s independent directors (within the meaning of NYSE rules) who are disinterested), cash or newly-issued shares of the Company’s Class A common stock, may exercise such redemption right for as long as their common units of CWGS, LLC remain outstanding. In connection with our IPO, we issued to each Continuing Equity Owner (other than the Former Profits Unit Holders) for nominal consideration one share of Class B common stock for each common unit of CWGS, LLC it owned. As a result, the number of shares of Class B common stock listed in the table below correlates to the number of common units of CWGS, LLC each such Continuing Equity Owner (other than the Former Profits Unit Holders) owns. In addition, in connection with our IPO, we issued to ML RV Group for nominal consideration one share of Class C common stock.

The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 63,519,784 shares of Class A common stock, 39,466,964 shares of Class B common stock and one share of Class C common stock outstanding as of March 27, 2026. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, RSUs, or other rights, including the redemption right described above with respect to each common unit of CWGS, LLC, held by such person that have already vested (in case of RSUs) or are currently exercisable (in case of options and other rights), or will vest (in case of RSUs) or become exercisable (in case of options and other rights) within 60 days of March 27, 2026 (unless otherwise noted with regards to certain 5% stockholders), are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is 2 Marriott Drive, Lincolnshire, IL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

60069. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Shares of Class A		Shares of Class B		Shares of Class C		Combined
	Common Stock		Common Stock		Common Stock		Voting
	Beneficially Owned(1)		Beneficially Owned		Beneficially Owned		Power(2)
Name of beneficial owner	Number	Percentage	Number	Percentage	Number	Percentage	Percentage
5% Stockholders
ML Acquisition Company, LLC(3)	32,584,700	33.9%	32,584,700	82.6%	—	—	47.0%
ML RV Group(4)	—	—	—	—	1	100.0%	5.0%
Crestview Partners II GP, L.P.(5)	8,813,160	12.5%	6,882,264	17.4%	—	—	6.0%
Eminence Capital, LP(6)	5,779,805	9.1%	—	—	—	—	3.9%
Capital Research Global Investors (7)	4,191,781	6.6%	—	—	—	—	2.9%
BlackRock, Inc.(8)	3,189,134	5.0%	—	—	—	—	2.2%
Hood River Capital Management(9)	3,185,403	5.0%	—	—	—	—	2.2%
Named Executive Officers and Directors
Marcus A. Lemonis(3),(4),(10)	33,235,716	34.6%	32,584,700	82.6%	1	100.0%	52.4%
Thomas E. Kirn(11)	52,958	*	—	—	—	—	*
Matthew D. Wagner(12)	158,415	*	—	—	—	—	*
Lindsey J. Christen(13)	62,656	*	—	—	—	—	*
Andris A. Baltins(14)	314,732	*	—	—	—	—	*
Brian P. Cassidy(5),(15)	9,650	*	—	—	—	—	*
Mary J. George(16)	58,922	*	—	—	—	—	*
Kathleen S. Lane(17)	17,313	*	—	—	—	—	*
Michael W. Malone(18)	52,884	*	—	—	—	—	*
Brent Moody(19)	450,115	*	—	—	—	—	*
K. Dillon Schickli(20)	169,139	*	—	—	—	—	*
All current executive officers and directors as a group (10 individuals)(21)	1,346,784	2.1%	—	—	—	—	*

*	Less than one percent.
(1)	Each common unit of CWGS, LLC (other than common units held by us) is redeemable from time to time at each holder’s option for, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), newly-issued shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case in accordance with the terms of the CWGS LLC Agreement; provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), we may effect a direct exchange of such Class A common stock or such cash, as applicable, for such common units. The Continuing Equity Owners may exercise such redemption right for as long as their common units of CWGS, LLC remain outstanding. See “Certain Relationships and Related Person Transactions—CWGS LLC Agreement.” In this table, beneficial ownership of common units of CWGS, LLC has been reflected as beneficial ownership of shares of our Class A common stock for which such common units may be exchanged. When a common unit is exchanged by a Continuing Equity Owner who holds shares of our Class B common stock, a corresponding share of Class B common stock will be cancelled.
(2)	Represents the percentage of voting power of our Class A common stock, Class B common stock and Class C common stock voting as a single class. Each share of Class A common stock and each share of Class B common stock entitles the registered holder thereof to one vote per share on all matters presented to stockholders for a vote generally, including the election of directors; provided that, for as long as the ML Related Parties, directly or indirectly, beneficially own in the aggregate 27.5% or more of all of the outstanding common units of CWGS, LLC, the shares of our Class B common stock held by the ML Related Parties entitle the ML Related Parties to the number of votes necessary such that the ML Related Parties, in the aggregate, cast 47% of the total votes eligible to be cast by all of our stockholders on all matters presented to a vote of our stockholders generally. In addition, the one share outstanding of our Class C common stock entitles its holder, ML RV Group, to the number of votes necessary such that the holder casts 5% of the total votes eligible to be cast by all of our stockholders on all matters presented to our stockholders generally. The Class A common stock, Class B common stock and Class C common stock will vote as a single class on all matters except as required by law or our Certificate of Incorporation.
(3)	Based on the Company’s records and information obtained from a Schedule 13G/A filed with the SEC on February 13, 2026 by CWGS Holding, LLC (“CWGS Holding”), ML Acquisition and Marcus A. Lemonis. Represents 32,584,700 common units, which may be redeemed for newly-issued shares of Class A Common Stock on a one-for-one basis, and 32,584,700 shares of Class B common stock held by CWGS Holding, a wholly-owned subsidiary of ML Acquisition. Marcus A. Lemonis is the sole director of ML Acquisition. As a result, each of ML Acquisition and Mr. Lemonis may be deemed to share beneficial ownership of the securities held by CWGS Holding. As of the Record Date, in relation to a Credit Agreement, CWGS Holding pledged as collateral 1,800,000 common units and an equal number of shares of Class B common stock.
(4)	Represents one share of Class C common stock held by ML RV Group. Mr. Lemonis, as sole member, Chairman and Chief Executive Officer of ML RV Group, may be deemed to share the beneficial ownership of this share.
(5)	Based on the Company’s records and information obtained from a Schedule 13G/A filed with the SEC on February 14, 2025 and Form 4 filed with the SEC on May 19, 2025. Crestview Partners II GP, L.P. may be deemed to be the beneficial owner of (i) 1,873,626 shares of Class A common

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

stock owned directly by CVRV Acquisition II LLC, (ii) 47,620 shares of Class A common stock owned directly by Crestview Advisors, L.L.C., (iii) 9,650 shares of Class A common stock issuable upon the vesting of RSUs, which vest within 60 days of the Record Date, held by Brian P. Cassidy, who has assigned all his rights, title and interest in such shares of Class A common stock underlying the RSUs to Crestview Advisors, L.L.C., and (iv) 6,882,264 common units of CWGS, LLC and 6,882,264 shares of Class B common stock, with such common units and shares of Class B common stock owned directly by CVRV Acquisition LLC. Crestview Partners II GP, L.P. is the general partner of each of (i) Crestview Partners II, L.P. and Crestview Partners II (FF), L.P., each of which are members of CVRV Acquisition LLC and (ii) Crestview Partners II (TE), L.P., Crestview Offshore Holdings II (Cayman), L.P., Crestview Offshore Holdings II (FF Cayman), L.P. and Crestview Offshore Holdings II (892 Cayman), L.P., each of which is a member of CVRV Acquisition II LLC. Crestview Advisors, L.L.C. provides investment advisory and management services to certain of the foregoing entities. Each of Crestview Partners II GP, L.P., Crestview Partners II (TE), L.P., Crestview Offshore Holdings II (Cayman), L.P., Crestview Offshore Holdings II (FF Cayman), L.P. and Crestview Offshore Holdings II (892 Cayman), L.P. may be deemed to have beneficial ownership of the 1,873,626 Class A Shares directly owned by CVRV Acquisition II LLC. Each of Crestview Partners II GP, L.P., Crestview Partners II, L.P. and Crestview Partners II (FF), L.P. may be deemed to have beneficial ownership of the 6,882,264 Class B Shares and the 6,882,264 Common Units directly owned by CVRV Acquisition LLC. Each of the foregoing disclaims beneficial ownership of such units and shares except to the extent of its pecuniary interest. The address of each of the foregoing is c/o Crestview Partners, 590 Madison Avenue, 42nd Floor, New York, New York 10022.
(6)	Based on information obtained from a Schedule 13G/A filed with the SEC on February 17, 2026 by Eminence Capital, LP (“Eminence”) on behalf of itself and its Chief Executive Officer, Ricky C. Sandler, as an individual. Eminence reported that, as of December 31, 2025, it and Mr. Sandler had shared voting power with respect to 5,779,805 shares of our Class A common stock and shared dispositive power with respect to 5,779,805 shares of our Class A common stock. The general partner of Eminence Capital is Eminence Capital GP, LLC, the sole managing member of which is Mr. Sandler. The address of Eminence is 399 Park Avenue, 25th Floor, New York, New York 10022.
(7)	Based on information obtained from a Schedule 13G/A filed with the SEC on February 12, 2026 by Capital Research Global Investors (“CRGI”) on behalf of itself and the investment management subsidiaries of its parent company, Capital Research and Management Company. CRGI reported that, as of December 31, 2025, it had sole voting power with respect to 4,191,781 shares of our Class A common stock and sole dispositive power with respect to 4,191,781 shares of our Class A common stock. CRGI is a division of Capital Research and Management Company ("CRMC"), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the "investment management entities"). CRGI's divisions of each of the investment management entities collectively provide investment management services under the name "Capital Research Global Investors.” The address of CRGI is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.
(8)	Based on information obtained from a Schedule 13G/A filed with the SEC on January 26, 2024 by BlackRock, Inc. (“Blackrock”) on behalf of itself and its wholly-owned subsidiaries, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Fund Advisors, and BlackRock Fund Managers Ltd. BlackRock reported that, as of December 31, 2023, it had sole voting power with respect to 3,140,767 shares of our Class A common stock and sole dispositive power with respect to 3,189,134 shares of our Class A common stock. The address of each of the foregoing entities is 50 Hudson Yards, New York, NY 10001.
(9)	Based on information obtained from a Schedule 13G/A filed with the SEC on February 17, 2026 by Hood River Capital Management LLC (“Hood River”). Hood River reported that, as of December 31, 2025, it had sole dispositive power with respect to 3,185,403 shares of our Class A common stock. The address of Hood River is 2373 PGA Blvd., Suite 200, Palm Beach Gardens, FL 33410.
(10)	Includes 651,016 shares of Class A common stock, in addition to holdings disclosed in footnotes 3 and 4.
(11)	Consists of 52,958 shares of Class A common stock.
(12)	Consists of 156,165 shares of Class A common stock and 2,250 shares of Class A common stock underlying stock options that are exercisable within 60 days of the Record Date.
(13)	Consists of 62,656 shares of Class A common stock.
(14)	Consists of 99,490 shares of Class A common stock, 205,592 shares of Class A common stock that may be acquired upon the exchange of common units of CWGS, LLC for newly-issued shares of Class A common stock on a one-for-one basis and 9,650 shares of Class A common stock issuable upon the vesting of the related RSUs, which vest within 60 days of the Record Date.
(15)	Consists of 9,650 shares of Class A common stock issuable upon the vesting of the related RSUs, which vest within 60 days of the Record Date.
(16)	Consists of 49,272 shares of Class A common stock and 9,650 shares of Class A common stock issuable upon the vesting of the related RSUs, which vest within 60 days of the Record Date.
(17)	Consists of 7,663 shares of Class A common stock and 9,650 shares of Class A common stock issuable upon the vesting of the related RSUs, which vest within 60 days of the Record Date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(18)	Consists of 43,234 shares of Class A common stock and 9,650 shares of Class A common stock issuable upon the vesting of the related RSUs, which vest within 60 days of the Record Date.
(19)	Consists of 334,032 shares of Class A common stock, 100,000 shares of Class A common stock that may be acquired upon the exchange of common units of CWGS, LLC for newly-issued shares of Class A common stock on a one-for-one basis and 16,083 shares of Class A common stock issuable upon the vesting of the related RSUs, which vest within 60 days of the Record Date.
(20)	Consists of 74,264 shares of Class A common stock, 85,225 shares of Class A common stock that may be acquired upon the exchange of common units of CWGS, LLC for newly-issued shares of Class A common stock on a one-for-one basis and 9,650 shares of Class A common stock issuable upon the vesting of the related RSUs, which vest within 60 days of the Record Date.
(21)	Class A common stock holdings consist of 879,734 shares of Class A common stock, 390,817 shares of Class A common stock that may be acquired upon the exchange of common units of CWGS, LLC for newly-issued shares of Class A common stock on a one-for-one basis, 73,983 shares of Class A common stock issuable upon the vesting of the related RSUs, which vest within 60 days of the Record Date, and 2,250 shares of Class A common stock underlying stock options that are exercisable. Mr. Lemonis was not included in this group as he was not an executive officer or director as of the Record Date.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (including any of our subsidiaries) are, were or will be a participant, where the amount involved exceeds $120,000 and a related person has, had or will have a direct or indirect material interest.

Under the policy, our legal staff is responsible for implementing procedures to obtain information with respect to potential related person transactions, and then determining whether such transactions constitute related person transactions subject to the policy. Management then is required to present to the Audit Committee each proposed related person transaction. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. If advance Audit Committee approval of a related person transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the Chairperson of the Audit Committee, subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting. Management is responsible for updating the Audit Committee as to any material changes to any approved or ratified related person transaction and for providing a status report at least annually of all current related person transactions at a regularly scheduled meeting of the Audit Committee. No director may participate in approval of a related person transaction for which he or she is a related person. Unless noted otherwise, all of the transactions, agreements or relationships described in this section occurred prior to the adoption of this policy.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Class A common stock, our Class B common stock or our Class C common stock. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us.

TAX RECEIVABLE AGREEMENT

On October 6, 2016, the Company entered into a tax receivable agreement (the “Tax Receivable Agreement”) that provides for the payment by the Company to the Continuing Equity Owners and Crestview Partners II GP, L.P. of 85% of the amount of tax benefits, if any, the Company actually realizes, or in some circumstances is deemed to realize, as a result of (i) increases in the tax basis from the purchase of common units from Crestview Partners II GP, L.P. in exchange for Class A common stock in connection with the consummation of our IPO and the related transactions and any future redemptions that are funded by the Company and any future redemptions of common units by Continuing Equity Owners as described below and (ii) certain other tax benefits attributable to payments made under the Tax Receivable Agreement. The above payments are predicated on CWGS, LLC making an election under Section 754 of the Internal Revenue Code effective for each tax year in which a redemption of common units for cash or stock occur. These tax benefit payments are not conditioned upon one or more of the Continuing Equity Owners or Crestview Partners II GP, L.P. maintaining a continued ownership interest in CWGS, LLC. In general, the Continuing Equity Owners’ or Crestview Partners II GP, L.P.’s rights under the Tax Receivable Agreement are assignable, including to transferees of its common units in CWGS, LLC (other than the Company as transferee pursuant to a redemption of common units in CWGS, LLC). During the year ended December 31, 2025, the Company had determined it was more likely than not it will not benefit from the entirety of the remaining 15% of the tax benefits and had remeasured the liability under the Tax Receivable Agreement down by $149.0 million. As of December 31, 2025, the remaining Tax Receivable Agreement liability after this adjustment was $1.4 million, which was paid during 2026.

If utilization of the deferred tax assets subject to the Tax Receivable Agreement becomes more likely than not in the future, the Company expects to record additional liability related to the Tax Receivable Agreement, which will be recognized as an expense and recorded to Tax Receivable Agreement liability adjustment in the consolidated statements of operations.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

CWGS LLC AGREEMENT

On October 6, 2016, CWGS, LLC amended and restated the CWGS LLC Agreement to, among other things, (i) provide for a new single class of common membership interests in CWGS, LLC, the common units, and (ii) exchange all of the then-existing membership interests of ML Acquisition, funds controlled by Crestview Partners II GP, L.P. and the Former Profits Unit Holders (collectively, the “Original Equity Owners”) for common units of CWGS, LLC.

The LLC Agreement also provides that the Continuing Equity Owners may from time to time at each of their options require CWGS, LLC to redeem all or a portion of their common units in exchange for, at the Company’s election (determined solely by the Company’s independent directors (within the meaning of the rules of NYSE who are disinterested), newly-issued shares of the Company’s Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case in accordance with the terms of the CWGS LLC Agreement; provided that, at the Company’s election (determined solely by the Company’s independent directors (within the meaning of the rules of the NYSE) who are disinterested), the Company may effect a direct exchange of such Class A common stock or such cash, as applicable, for such common units. The Continuing Equity Owners may exercise such redemption right for as long as their common units remain outstanding. Simultaneously with the payment of cash or shares of Class A common stock, as applicable, in connection with a redemption or exchange of common units pursuant to the terms of the CWGS LLC Agreement, a number of shares of the Company’s Class B common stock registered in the name of the redeeming or exchanging Class B Common Owners will be cancelled for no consideration on a one-for-one basis with the number of common units so redeemed or exchanged.

The LLC Agreement also requires that CWGS, LLC, at all times, maintain (i) a one to one ratio between the number of outstanding shares of Class A common stock and the number of common units of CWGS, LLC owned by CWH and (ii) a one to one ratio between the number of shares of Class B common stock owned by the Class B Common Owners and the number of common units of CWGS, LLC owned by the Class B Common Owners.

VOTING AGREEMENT

Pursuant to the Voting Agreement, Crestview has the right to designate certain Crestview Directors such that, for as long as Crestview Partners II GP, L.P., directly or indirectly, beneficially owns, in the aggregate, less than 15% but 7.5% or more of our Class A common stock, Crestview has a right to designate one Crestview Director (assuming in each such case that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock). Each of ML Acquisition and ML RV Group agree to vote, or cause to vote, all of their outstanding shares of our Class A common stock, Class B common stock and Class C common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the Crestview Director. In addition, the ML Related Parties also have the right to designate four ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own in the aggregate 27.5% or more of our Class A common stock, three ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 27.5% but 25% or more of our Class A common stock, two ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 25% but 15% or more of our Class A common stock and one ML Acquisition Director for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 15% but 7.5% or more of our Class A common stock (assuming in each such case that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock). Moreover, ML RV Group has the right to designate one director for as long as it holds our one share of Class C common stock. Crestview and its affiliates have agreed to vote, or cause to vote, all of their outstanding shares of our Class A common stock and Class B common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the ML Acquisition Directors and the ML RV Director. Additionally, pursuant to the Voting Agreement, we are required to take commercially reasonable action to cause (i) the Board to be comprised of at least nine (9) Directors, absent an appropriate waiver or approval to increase or decrease the size of the Board (which the Company has obtained to set the Board at eight (8) directors); (ii) the individuals designated in accordance with the terms of the Voting Agreement to be included in the slate of nominees to be elected to the Board at the next annual or special meeting of stockholders of the Company at which directors are to be elected and at each annual meeting of stockholders of the Company thereafter at which a director’s term expires; (iii) the individuals designated in accordance with the terms of the Voting Agreement to

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

fill the applicable vacancies on the Board; and (iv) a ML Director or the ML RV Director to be the Chairperson of the Board (as defined in the Amended and Restated Bylaws). The Voting Agreement allows for the Board to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to the Company’s stockholders or does not otherwise comply with any requirements of our Certificate of Incorporation, our Amended and Restated Bylaws or the charter for, or related guidelines of, the Board’s nominating and corporate governance committee.

The Voting Agreement further provides that, for so long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, 22.5% or more of our Class A common stock (assuming that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock, on a one-for-one basis), the approval of the ML Related Parties is required for certain corporate actions. These actions include: (1) a change of control; (2) acquisitions or dispositions of assets above $100 million; (3) the issuance of securities of Camping World Holdings, Inc. or any of its subsidiaries (other than under equity incentive plans that have received the prior approval of our Board or in connection with any redemption of common units as set forth in the LLC Agreement); (4) amendments to our or our subsidiaries’ Certificate of Incorporation, Amended and Restated Bylaws or other applicable formation or governing documents; and (5) any change in the size of the Board. The Voting Agreement also provides that, for so long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, 28% or more of our Class A common stock (assuming that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock, on a one-for-one basis), the approval of the ML Related Parties is required for the hiring and termination of our Chief Executive Officer; provided, however, that the approval of the ML Related Parties was not required while Marcus A. Lemonis served as our Chief Executive Officer.

The Voting Agreement will terminate upon the earliest to occur of (a) each of the ML Related Parties, Crestview and the ML RV Group no longer have any right to designate a director as set forth therein, and (b) the unanimous written consent of the parties to the Voting Agreement.

REGISTRATION RIGHTS AGREEMENT

In connection with our IPO, we entered into a Registration Rights Agreement with the Original Equity Owners. The Registration Rights Agreement provides ML Acquisition and Crestview Partners II GP, L.P. certain registration rights whereby, at any time, they can require us to register under the Securities Act of 1933, as amended, shares of Class A common stock issuable to them, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), upon redemption or exchange of their common units in CWGS, LLC. The Registration Rights Agreement also provides for piggyback registration rights for all Original Equity Owners that are parties to the agreement.

PLEDGE OF COMPANY SECURITIES

In connection with a Credit Agreement entered into by and between ML Acquisition, LLC and CIBC Bank USA (“CIBC”) (the “ML Acquisition Credit Agreement”) and a pledge agreement entered into by and between CWGS Holding, LLC (“CWGS Holding”), a wholly-owned subsidiary of ML Acquisition, and CIBC, we entered into a letter agreement with CWGS Holding and CIBC whereby we made certain representations to the parties in relation to the pledge of securities of the Company by CWGS Holding. In 2020, CWGS Holding pledged 1,800,000 common units and an equal number of shares of Class B common stock as collateral for entering into the ML Acquisition Credit Agreement.

This pledge was approved by the Audit Committee in accordance with our Related Person Transaction Policy and Insider Trading Compliance Policy.

INDEMNIFICATION AGREEMENTS

Our Amended and Restated Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. In addition, our Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

We have entered into indemnification agreements with certain of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law, subject to certain exceptions contained in those agreements. We also purchased directors’ and officers’ liability insurance.

2026 COMPENSATION OF MARCUS A. LEMONIS

Effective December 31, 2025, Marcus A. Lemonis transitioned from his role as Chairman and Chief Executive Officer to the non-executive employee role of Co-Founder and Special Advisor. As a result, Mr. Lemonis is no longer an executive officer or director of the Company as of January 1, 2026, but Mr. Lemonis remains a beneficial owner of more than 5% of the Company’s Class A common stock.

Pursuant to the Lemonis December 2025 A&R Agreement, Mr. Lemonis is entitled to receive the following compensation for his services as Co-Founder and Special Advisor during 2026 which are not otherwise disclosed in the Summary Compensation Table above:

●	an annual cash base salary of $1,500,000 for 2026;
●	commencing with fiscal year 2026, an annual bonus of $2,250,000, to be settled in shares of our Class A common stock, subject to approval by the Board or Compensation Committee, unless Mr. Lemonis provides timely notice that such annual bonus should be payable in cash; and
●	severance benefits, as described below.

Pursuant to the Lemonis December 2025 A&R Agreement, if Mr. Lemonis' employment is terminated by the Company without "cause" or by Mr. Lemonis for "good reason" (each as defined in the Lemonis December 2025 A&R Agreement), or if the term of Mr. Lemonis’ employment expires without extension, Mr. Lemonis will be entitled to receive (i) his annual bonus for the prior calendar year, to the extent not yet paid, (ii) if such termination occurs during fiscal year 2026, his annual bonus for 2026, (iii) the vesting of any equity awards that are tied in whole or in part to performance will be governed by the terms of the applicable award agreement, (iv) payment for COBRA benefits for a period of 18 months following termination, (v) if such termination occurs during fiscal year 2026, continued payment of Mr. Lemonis’ base salary for the remaining portion of fiscal year 2026 following the date of termination, and (vi) an amount equal to the sum of his annual base salary and his annual bonus for the year in which termination occurs. If permitted by the Board, the severance payments described in clauses (i), (ii), and (vi) shall be payable in the form of fully vested shares rather than cash.

OTHER MATTERS

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, officers (as defined in Rule 16a-1 promulgated under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2025, except for one Form 4 reporting one late transaction for Andris A. Baltins.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2025, the members of our Compensation Committee were Andris A. Baltins, Brian P. Cassidy, Mary J. George and K. Dillon Schickli. None of the members of our Compensation Committee is our current employee. Mr. Schickli, who no longer serves on the Compensation Committee, was Chief Operating Officer and a director of our predecessor entity, Affinity Group, Inc., from 1993 to 1995. During the fiscal year ended December 31, 2025, no relationship required to be disclosed by the rules of the SEC existed aside from those identified herein.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 2 Marriott Drive, Lincolnshire, Illinois 60069 in writing not later than December 10, 2026.

Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting of Stockholders no earlier than the close of business on January 21, 2027 and no later than the close of business on February 20, 2027. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 21, 2027, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 Annual Meeting of Stockholders must include the additional information required by Rule 14a-19(b) under the Exchange Act in any notice of director nomination submitted to the Company.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

OTHER MATTERS AT THE ANNUAL MEETING

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this proxy statement that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding future performance, compensation arrangements, corporate governance arrangements and payments under the Tax Receivable Agreement. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed for the year ended December 31, 2025 and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this proxy statement. Any such forward-looking statements represent management’s estimates as of the date of this proxy statement. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except as required under applicable law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this proxy statement.

OTHER MATTERS

CAMPING WORLD’S ANNUAL REPORT ON FORM 10-K

A copy of Camping World’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of March 27, 2026 without charge upon written request addressed to:

Camping World Holdings, Inc.

Attention: Secretary

2 Marriott Drive

Lincolnshire, Illinois 60069

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 at investor.campingworld.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Lindsey J. Christen
Chief Administrative and Legal Officer and Secretary

Lincolnshire, Illinois
April 9, 2026

APPENDIX A

NON-GAAP FINANCIAL MEASURES

This proxy statement includes references to Adjusted EBITDA, which is a non-GAAP financial measure as defined by the SEC.

We believe that Adjusted EBITDA, when used in conjunction with financial measures in accordance with accounting principles generally accepted in the United States (“GAAP”), provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to the key metrics we use in our financial and operational decision making. Adjusted EBITDA is also frequently used by analysts, investors and other interested parties to evaluate companies in our industry and are used by management to evaluate our operating performance, to evaluate the effectiveness of strategic initiatives and for planning purposes. By providing this non-GAAP financial measure, together with reconciliations, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. In addition, our senior secured credit facilities use Adjusted EBITDA, as calculated for our subsidiary CWGS Group, LLC, to measure our compliance with covenants such as the consolidated leverage ratio. This non-GAAP financial measure has limitations as an analytical tool, and the presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. It should not be construed as an inference that our future results will be unaffected by any items adjusted for in this non-GAAP financial measure. In evaluating this non-GAAP financial measure, it is reasonable to expect that certain of these items will occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other companies over time. Each of the normal recurring adjustments and other adjustments described in this section and in the reconciliation tables below help management with a measure of our core operating performance over time by removing items that are not related to day-to-day operations. The non-GAAP financial measure that we use is not necessarily comparable to similarly titled measures used by other companies due to different methods of calculation.

We define “EBITDA” as net income (loss) before other interest expense, net (excluding floor plan interest expense), provision for income tax expense and depreciation and amortization. We define “Adjusted EBITDA” as EBITDA further adjusted for the impact of certain noncash and other items that we do not consider in our evaluation of ongoing operating performance. These items include, among other things, long-lived asset impairment, losses (gains) on lease termination and/or remeasurement, gains and losses on sale or disposal of assets, net, stock-based compensation, modification expense relating to Marcus A. Lemonis’ second amended and restated employment agreement, Tax Receivable Agreement liability adjustment, restructuring costs related to the Active Sports Restructuring and the 2019 Strategic Shift, loss and/or impairment on investments in equity securities, loss and expense on debt restructure and other unusual or one-time items.

APPENDIX A

The following table reconciles EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial performance measure:

	Year Ended December 31,
($ in thousands)	2021	2022	2023	2024	2025
EBITDA and Adjusted EBITDA:
Net income (loss)	$645,497	$337,832	$52,929	$(78,880)	$(105,638)
Other interest expense, net	46,912	75,745	135,270	140,444	121,836
Depreciation and amortization	66,418	80,304	68,643	81,190	95,335
Income tax expense (benefit)	88,702	112,283	(3,527)	(11,377)	225,797
Subtotal EBITDA	847,529	606,164	253,315	131,377	337,330
Long-lived asset impairment (a)	3,044	4,231	9,269	15,061	1,237
Gain on lease termination and/or remeasurement (b)	2,211	1,614	(103)	(2,297)	(1,996)
Loss (gain) on sale or disposal of assets, net (c)	(576)	622	(5,222)	9,855	(850)
Stock-based compensation (d)	47,936	33,847	24,086	21,585	44,278
Employment agreement modification expense (e)	—	—	—	—	1,500
Tax Receivable Agreement liability adjustment (f)	2,813	(114)	(2,442)	—	(148,956)
Restructuring costs (g)	25,701	7,026	5,540	—	—
Loss and/or impairment on investments in equity securities (h)	—	—	1,770	3,262	10,379
Loss and expense on debt restructure (i)	13,468	—	—	—	—
Adjusted EBITDA	$942,126	$653,390	$286,213	$178,843	$242,922

(a)	Represents long-lived asset impairment charges related to the RV and Outdoor Retail segment. See Note 5 – Restructuring and Long-Lived Asset Impairment of the Consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for additional information.
(b)	Represents the loss on the termination of operating leases resulting from lease termination fees and the derecognition of the operating lease assets and liabilities. See Note 5 – Restructuring and Long-Lived Asset Impairment of the Consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for additional information.
(c)	Represents an adjustment to eliminate the gains and losses on disposals and sales of various assets.
(d)	Represents non-cash stock-based compensation expense relating to employees, directors, and consultants of the Company.
(e)	Represents the 2026 salary under the Lemonis December 2025 A&R Agreement for Marcus A. Lemonis, our former Chairman and Chief Executive Officer. We deemed the 2026 service conditions under the Lemonis December 2025 A&R Agreement to be nonsubstantive for accounting purposes, so we accrued Mr. Lemonis’ 2026 salary of $1.5 million as of December 31, 2025, which was the date that Mr. Lemonis retired from the position of Chairman and Chief Executive Officer. Mr. Lemonis’ SBC and other compensation that may be settled in shares is included in the SBC amount above
(f)	Represents an adjustment to eliminate the losses and gains on remeasurement of the Tax Receivable Agreement liability. For the year ended December 31, 2025, this adjustment related to the change in the determination of the realizability of future cash benefits underlying the estimate of future payments under the Tax Receivable Agreement. For the years ended December 31, 2021, 2022 and 2023, this adjustment related primarily to changes in our blended statutory income tax rate. See Note 12 – Income Taxes of the Consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for additional information.
(g)	Represents restructuring costs relating to the Active Sports Restructuring during the year ended December 31, 2023 and our 2019 Strategic Shift for periods ended on or before December 31, 2022. These restructuring costs include one-time employee termination benefits, incremental inventory reserve charges, and other associated costs. These costs exclude lease termination costs, which are presented separately above. For periods beginning after December 31, 2022, we are no longer including the other associated costs category of expenses relating to the 2019 Strategic Shift as restructuring costs for purposes of our non-GAAP financial measures, since these costs are not expected to be significant in future periods. See Note 5 – Restructuring and Long-Lived Asset Impairment of the Consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for additional information.
(h)	Represents loss and/or impairment on investments in equity securities and interest income and/or provision for credit losses relating to any notes receivables in connection with those investments for periods beginning after December 31, 2022. Amounts relating to periods prior to 2023 were not significant. These amounts are included in other expense, net in the consolidated statements of operations.

APPENDIX A

(i)	Represents the loss and expense incurred on debt restructure and financing expense, which is comprised of $0.4 million in extinguishment of the original issue discount and $1.0 million in extinguishment of capitalized finance costs related to the previous term loan facility, and $12.1 million in legal and other expenses related to the new term loan facility in 2021.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V93761-P44870 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. CAMPING WORLD HOLDINGS, INC. 2 MARRIOTT DRIVE LINCOLNSHIRE, IL 60069 Nominees: 2. Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. Approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers. 1. Election of Class I Directors 01) Mary J. George 02) K. Dillon Schickli 03) Matthew D. Wagner CAMPING WORLD HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2 and 3. NOTE: To transact such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CWH2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V93762-P44870 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. CAMPING WORLD HOLDINGS, INC. Annual Meeting of Stockholders May 21, 2026 12:00 PM (Central Time) This proxy is solicited by the Board of Directors The undersigned stockholder(s) of Camping World Holdings, Inc. (the "Company") hereby appoint(s) Brent Moody and Matthew D. Wagner, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A common stock, Class B common stock, and/or Class C common stock, as applicable, of the Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM Central Time on May 21, 2026, and any adjournment, continuation or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side